As filed with the Securities and Exchange Commission on August 2, 2010
1933 Act File No. 333-
1940 Act File No. 811-22044

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 PRE-EFFECTIVE AMENDMENT NO. POST-EFFECTIVE AMENDMENT NO.	☒ ☐ ☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 AMENDMENT NO. 3 (Check appropriate box or boxes)	☐ ☒

EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND
(Exact Name of Registrant as Specified in Charter)

Two International Place Boston, Massachusetts 02110
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code (617) 482-8260

Frederick S. Marius
Two International Place Boston, Massachusetts 02110
Name and Address (of Agent for Service)

Copies of Communications to:

Mark P. Goshko, Esq. Clair E. Pagnano, Esq. K&L Gates LLP State Street Financial Center One Lincoln Street, 20th Floor Boston, Massachusetts 02111

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective  (check appropriate box):
☒ when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered (1)	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fees (1)
Common Shares, $0.01 par value	65,704 Shares	$15.22	$1,000,014.88	$71.30

(1)
Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933 based on the average of the high and low sales prices of the shares of beneficial interest on July 26, 2010 as reported on the New York Stock Exchange.

____________________________________

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

PRELIMINARY PROSPECTUS	SUBJECT TO COMPLETION [ ], 2010

[EATON VANCE LOGO]	Shares

Eaton Vance Risk-Managed Diversified Equity Income Fund

Common Shares

Investment Objective and Policies.  Eaton Vance Risk-Managed Diversified Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company which commenced operation in July 2007.  Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. Relative to other equity income funds, the Fund seeks to provide less volatile returns and reduced exposure to loss of value during stock market declines. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes.  The Fund’s net asset value (“NAV”) and distribution rate will vary, and may be affected by several factors. An investment in the Fund may not be appropriate for all investors.  Closed-end fund shares often trade at a discount to their NAV.  There is no assurance that the Fund will achieve its investment objective.

Investment Adviser.  The Fund’s investment adviser is Eaton Vance Management (“Eaton Vance” or the “Adviser”).  As of June 30, 2010, Eaton Vance and its affiliates managed approximately $165.4 billion of assets, including approximately $96.9 billion in equity assets.

The Offering.  This prospectus applies to [       ] shares of beneficial interest (the “Common Shares”) of the Fund, which may be issued and sold from time to time by the Fund (the “Offering”) through Eaton Vance Distributors, Inc. (“EVD”), as distributor and principal underwriter, through broker-dealers that have entered into selected dealer agreements with EVD.  See “Plan of distribution.”  The Common Shares will be sold at market prices, which shall be determined with reference to trades on the New York Stock Exchange (“NYSE”), subject to a minimum price to be established each day by the Fund.  The minimum price on any day will not be less than the current NAV per Common Share plus the per Common Share amount of the sales commission to be paid to EVD.  The Fund will compensate EVD with respect to sales of the Common Shares at a fixed commission rate based upon the premium at which the Fund’s Common Shares are trading on the NYSE on the day of the sale transaction according to the following schedule:

Market Price Premium of Common Shares to NAV on Day of Sale	Commission
1.0% up to and including 2.0%	[1.0%]
Over 2.0% up to and including 3.0%	[1.75%]
Over 3.0% up to and including 4.0%	[2.5%]
Over 4.0%	[3.0%]

EVD will compensate broker-dealers participating in the offering based on the number of Common Shares sold by the broker-dealer in an amount equal to 80% of the applicable gross commission paid by the Fund to EVD according to the schedule above.  EVD may from time to time change the dealer re-allowance.  The Fund will retain the value of the difference between the premium of the Common Shares and the commission paid on the sale of the Common Shares in the Offering.  In all cases, the Fund will receive as net proceeds per Common Share sold an amount at least equal to the NAV per Common Share.  As of [June 30], 2010, the last reported sales price of a Common Share of the Fund on the NYSE was $[___].

Portfolio Contents.   Under normal market conditions, the Fund’s investment program will consist primarily of owning a diversified portfolio of common stocks and employing a variety of options strategies. The Fund will seek to earn high levels of tax-advantaged income and gains by (1) investing in stocks that pay dividends that qualify for favorable federal income tax treatment, (2) writing (selling) put options on individual stocks deemed attractive for purchase, and (3) writing (selling) stock index call options with respect to a portion of its common stock portfolio value. To reduce the Fund’s risk of loss due to a decline in the value of the general equity market, the Fund intends to purchase index put options with respect to a substantial portion of the value of its common stock holdings and stocks subject to written put options. Options on broad-based stock indices generally qualify for treatment as “section 1256 contracts,” as defined in the Internal Revenue Code of 1986, as amended, on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period. For purposes of the Fund’s investment objectives, gains are an increase in the value of an investment from the purchase price. (continued on inside cover page)

The shares of closed-end investment companies often trade at a discount from their net asset value, which may increase investors’ risk of loss. The returns earned by holders of the Common Shares (“Common Shareholders”) who purchase their shares in this offering and sell their shares below net asset value will be reduced.

Investing in the Common Shares involves certain risks. See “Investment objective, policies and risks” beginning on page [  ] of this prospectus.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

(continued from previous page)

Under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) dividend-paying common stocks, (2) common stocks the value of which is subject to written put options on individual stocks, and (3) common stocks the value of which is subject to written index call options. In addition, under normal market conditions, the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks. The Fund will invest primarily in common stocks of United States issuers, but may invest up to 40% of its total assets in common stocks of foreign issuers, including up to 5% of its total assets in securities of issuers located in emerging markets. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry. The Fund will emphasize investments in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains. However, the Fund is unable to predict what percentage of its overall income will consist of such qualifying dividends. The Fund will emphasize writing put options on individual stocks that the Adviser believes are attractive for purchase at prices at or above the exercise price of the put options written.

The Fund generally intends to buy put options and write call options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of its common stock portfolio (or that portion of its portfolio against which options are purchased and written). The Fund intends to buy put options and write call options primarily on the S&P 500 Composite Stock Price Index® (“S&P 500”), and may also initially buy put options and write call options on other domestic and foreign stock indices. Over time, the indices on which the Fund buys put options and writes call options may vary as a result of changes in the availability and liquidity of various listed index options, changes in stock portfolio holdings, the Adviser’s evaluation of equity market conditions and other factors. The Fund intends to purchase index put options with respect to approximately 100% of the value of its common stock holdings and stocks subject to written put options. The buying of index put options will reduce the Fund’s cash available for distribution from other sources, including from selling put options on individual stocks and index call options.

Writing put options on individual stocks involves a tradeoff between the options premiums received and exposure to declines in value of the stocks against which put options are written. Writing index call options involves a tradeoff between the options premiums received and reduced participation in potential stock market appreciation. Purchasing index put options is a risk management technique that involves a tradeoff between the options premiums paid and a potential increase in value of the options positions in a stock market decline. To the extent that the individual stocks held by the Fund and/or the stocks subject to written put options decrease in value more than the index or indices on which the Fund has purchased put options, the strategy of purchasing index put options will provide only limited protection with respect to the value of the Fund’s assets and may result in worse performance for the Fund than if it did not buy index put options.

Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund’s stock holdings will normally include stocks not included in the indices on which it purchases put options and writes call options.

The Fund seeks to generate current earnings from dividends on stocks held and from option premiums. The Fund intends to employ a variety of tax-management techniques and strategies as described herein, seeking in part to minimize the Fund’s ordinary income (other than qualified dividend income) and net realized short-term capital gains in excess of net realized long-term capital losses and Fund expenses. To the extent that the Fund’s ordinary income (other than qualified dividend income) and net realized short-term gains over net realized long-term losses exceed Fund expenses, dividends with respect to such amounts when paid to holders of the Common Shares will be taxable as ordinary income.

Exchange listing.  As of [June 30], 2010, the Fund had [__] Common Shares outstanding, which are traded on the NYSE under the symbol “ETJ.”  As of [June 30], 2010, the last reported sales price of a Common Share of the Fund on the NYSE was $[__].  Any new Common Shares offered and sold pursuant to this Registration Statement will also be listed on the NYSE and trade under this symbol.

This prospectus sets forth concisely information you should know before investing in the Fund.  Please read and retain this prospectus for future reference.  A Statement of Additional Information dated [          ], 2010 has been filed with the SEC.  The Statement of Additional Information, annual and semi-annual reports to shareholders when available and other information about the Fund and can be obtained without charge by calling 1-800-225-6265 or by writing to the Fund at the address below or from the Fund’s website (http://www.eatonvance.com).  A table of contents to the Statement of Additional Information is located at page [  ] of this prospectus.  This prospectus incorporates by reference the entire Statement of Additional Information.  The Statement of Additional Information is available along with other Fund-related materials: at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the SEC’s internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC’s public reference section, Washington, DC 20549-0102; or by electronic mail at

publicinfo@sec.gov.  The Fund’s address is Two International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265.

The Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus.  The Fund has not authorized anyone to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  The Fund is not making an offer of these securities in any jurisdiction where the offer or sale is not permitted.  The Fund will notify shareholders promptly of any material change to this prospectus during the period the Fund is required to deliver the prospectus.  The Fund’s business, financial condition and results of operations may have changed since the date of this prospectus.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, any accompanying prospectus supplement and the statement of additional information contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this prospectus as well as in any accompanying prospectus supplement. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors” section of this prospectus. All forward-looking statements contained or incorporated by reference in this prospectus or any accompanying prospectus supplement are made as of the date of this prospectus or the accompanying prospectus supplement, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this prospectus, any accompanying prospectus supplement and the statement of additional information are excluded from the safe harbor protection provided by section 27A of the Securities Act of 1933, as amended (the “1933 Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors” section of this prospectus. We urge you to review carefully that section for a more detailed discussion of the risks of an investment in our securities.

TABLE OF CONTENTS [to be updated]

Prospectus summary
Summary of Fund expenses
Financial highlights and investment performance
The Fund
Use of proceeds
Investment objective, policies and risks
Management of the Fund
Distributions
Federal income tax matters
Dividend reinvestment plan
Description of capital structure
Underwriting
Custodian and transfer agent
Legal opinions
Reports to stockholders
Independent registered public accounting firm
Additional information
Table of contents for the Statement of Additional Information
The Fund’s privacy policy

Prospectus summary

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this prospectus and in the Statement of Additional Information (defined below).

THE FUND

Eaton Vance Risk-Managed Diversified Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company.  The Fund commenced operations in July 2007 following an initial public offering of its common shares of beneficial interest (“Common Shares”).  The Fund seeks to provide current income and gains, with a secondary objective of capital appreciation.  Investments are based on the internal research and management of the Fund’s investment adviser, Eaton Vance Management (“Eaton Vance” or the “Adviser”).  The Fund’s net asset value (“NAV”) and distribution rate will vary and may be affected by several factors.  An investment in the Fund may not be appropriate for all investors.  There is no assurance that the Fund will achieve its investment objectives.

THE OFFERING

This prospectus applies to [                ] Common Shares of the Fund, which may be issued and sold from time to time by the Fund (the “Offering”) through Eaton Vance Distributors, Inc. (“EVD”), as distributor and principal underwriter, through broker-dealers who have entered into selected dealer agreements with EVD.  See “Plan of distribution.”  The Common Shares will be sold at market prices, which shall be determined with reference to trades on the New York Stock Exchange (“NYSE”), subject to a minimum price to be established each day by the Fund.  The minimum price on any day will not be less than the current NAV per Common Share plus the per Common Share amount of the sales commission to be paid to EVD.  The Fund and EVD will suspend the sale of Common Shares if the per Common Share price of the Common Shares is less than the minimum price.  The Fund will compensate EVD with respect to sales of the Common Shares at a fixed commission rate based upon the premium at which the Fund’s Common Shares are trading on the NYSE on the day of the sale transaction according to the following schedule:

Market Price Premium of Common Shares to NAV on Day of Sale	Commission
1.0% up to and including 2.0%	[1.0%]
Over 2.0% up to and including 3.0%	[1.75%]
Over 3.0% up to and including 4.0%	[2.5%]
Over 4.0%	[3.0%]

EVD will compensate broker-dealers participating in the offering based on the number of Common Shares sold by the broker-dealer in an amount equal to 80% of the applicable gross commission paid by the Fund to EVD according to the schedule above.  EVD may from time to time change the dealer re-allowance.  The Fund will retain the value of the difference between the premium of the Common Shares and the commission paid on the sale of the Common Shares in the Offering.  In all cases, the Fund will receive as net proceeds per Common Share sold an amount at least equal to the NAV per Common Share.  As of [June 30], 2010, the last reported sales price of a Common Share of the Fund on the NYSE was $[___].

INVESTMENT OBJECTIVES AND POLICIES

Investment objectives
The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. Relative to other equity income funds, the Fund seeks to provide less volatile returns and reduced exposure to loss of value during stock market declines. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. The Fund’s investment objectives are considered non-fundamental policies that may be changed by the Fund’s Board of Trustees (the “Board”) without approval of the Fund’s shareholders.

Primary investment policies
Under normal market conditions, the Fund’s investment program will consist primarily of owning a diversified portfolio of common stocks and employing a variety of options strategies. The Fund will seek to earn high levels of tax-advantaged income and gains by (1) investing in stocks that pay dividends that qualify for favorable federal income tax treatment, (2) writing (selling) put options on individual stocks, and (3) writing (selling) stock index call options with respect to a portion of its common stock portfolio value. To reduce the Fund’s risk of loss due to a decline in the value of the general equity market, the Fund intends to purchase index put options with respect to a substantial portion of the value of its common stock holdings and stocks subject to written put options. Options on broad-based stock indices generally qualify for treatment as “section 1256 contracts” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period. For purposes of the Fund’s investment objectives, gains are an increase in the value of an investment from the purchase price.

Under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) dividend-paying common stocks, (2) common stocks the value of which is subject to written put options on individual stocks, and (3) common stocks the value of which is subject to written index call options. In addition, under normal market conditions, the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks. The Fund will emphasize investments in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains. However, the Fund is unable to predict what percentage of its overall income will consist of such qualifying dividends. The Fund will emphasize writing put options on individual stocks that the Adviser believes are attractive for purchase at prices at or above the exercise price of the put options written.

The Fund will invest primarily in common stocks of United States issuers. The Fund may invest up to 40% of its total assets in securities of foreign issuers, including securities evidenced by American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may invest up to 5% of its total assets in securities of emerging market issuers. The Fund expects that its assets will normally be invested across a broad range of industries and market sectors. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry. The Fund may invest a portion of its assets in stocks of mid-capitalization companies. Eaton Vance generally considers mid-capitalization companies to be those companies having market capitalizations within the range of capitalizations for the S&P MidCap 400 Index (the “S&P MidCap 400”). As of September 30, 2009, the median market capitalization of companies in the S&P MidCap 400 was approximately $2.01 billion.

The Fund generally intends to buy put options and write call options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of its common stock portfolio (or that portion of its portfolio against which options are purchased and written). The Fund intends to buy put options and write call options primarily on the S&P 500 Composite Stock Price Index® (“S&P 500”), and may also buy put options and write call options on other domestic and foreign stock indices. Over time, the indices on which the Fund buys put options and writes call options may vary as a result of changes in the availability and liquidity of various listed index options, changes in stock portfolio holdings, the Adviser’s evaluation of equity market conditions and other factors.

Under normal market circumstances, the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks to reduce the Fund’s risk of loss due to a decline in the value of the general equity market. The Fund intends to purchase index put options with respect to approximately 100% of the value of its common stock holdings and stocks subject to written put options.

Writing put options on individual stocks involves a tradeoff between the options premiums received and exposure to declines in value of the stocks against which put options are written. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential stock market appreciation. Purchasing index put options is a risk management technique that involves a tradeoff between the options premiums paid and a potential increase in value of the options positions in a stock market decline. To the extent that the individual stocks held by the Fund and/or the stocks subject to written put options decrease in value more than the index or indices on which the Fund has purchased put options, the strategy of purchasing index put options will provide only limited protection with respect to the value of the Fund’s assets and may result in worse performance for the Fund than if it did not buy index put options. To implement its put options program most effectively, the Fund anticipates that a substantial portion of its put writing activity on individual stocks will be conducted in over-the counter (“OTC”) markets. OTC options involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. In implementing its options strategies, the Fund generally will use premiums earned on writing put options on individual stocks and on selling index call options to purchase index put options. Accordingly, the buying of index put options will reduce the Fund’s earnings available for distribution from other sources, including from selling index call options and put options on individual stocks.

As the seller of put options on individual stocks, the Fund will receive cash (the premiums) from option purchasers. The purchaser of a put option assumes the right to sell (put) the stock to the seller of the option at a specified price (the exercise price) on or before the expiration date of the option. If the value of the stock on the option expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holders. If the value of the stock on the option expiration date is at or below the exercise price of the option, the Fund may be obligated to purchase the stock at the exercise price. Generally, the Fund intends to sell put options on individual stocks that are “out-of-the-money” (i.e., the exercise price generally will be below the current level of the applicable stock when the option is sold). The Fund will emphasize writing put options on individual stocks that the Adviser believes are attractive for purchase at prices at or above the exercise price of the put options written.

As the seller of index call options, the Fund will receive cash (the premiums) from option purchasers. The purchaser of an index call option has the right to any appreciation in the value of the applicable index over a fixed price (the exercise price) as of a specified date in the future (the option valuation date). Generally, the Fund intends to sell call options that are slightly “out-of-the-money” (i.e., the exercise price generally will be slightly above the current level of the applicable index when the option is sold). The Fund may also sell index options that are more substantially “out-of-the-money.” In writing index call options, the Fund will, in effect, sell the potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. If, at expiration, an index call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the applicable index and the exercise price of the option. The premium received, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the seller of the index call option.

As the purchaser of index put options, the Fund will seek to benefit from a decline in the market prices of the underlying index, thereby hedging the Fund’s exposure to market risk. The Fund will pay a premium to the seller of the option for the right to receive payments of cash to the extent that the value of the applicable index declines below a fixed price (the exercise price) as of a specified date in the future (the option valuation date). If the index price is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid to the seller. Generally, the Fund intends to buy index put options that are somewhat “out-of-the-money” (i.e., the exercise price generally will be slightly below the current level of the applicable index (or, for index put options bought with respect to put options written on individual stocks, slightly lower in relation to the current level of the applicable index than the exercise price of the put options written is to the price of the associated stock) when the option is purchased). The Fund may also buy index put options that are more or less “out-of-the-money.” Options that are more “out-of-the-money” provide the Fund with less protection against a decline in the applicable index, but generally would be less expensive than put options that are slightly “out-of-the-money.” In buying index put options, the Fund will, in effect, acquire protection against a decline in the value of the applicable index below the exercise price in exchange for the option premium paid. If, at expiration, an index put option purchased by the Fund is exercised, the Fund will receive from the option seller the difference between the exercise price of the option and the value of the applicable index. The premium paid, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the buyer of the index put option.

The Fund’s policies that, under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) dividend-paying common stocks, (2) common stocks the value of which is subject to written put options on individual stocks, and (3) common stocks the value of which is subject to written index call options and that the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks are non-fundamental policies that may be changed by the Board without Common Shareholder approval following the provision of 60 days’ prior written notice to Common Shareholders.

In implementing the Fund’s investment strategy, the Adviser intends to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund as described below.

The S&P 500 is an unmanaged index of 500 stocks maintained and published by Standard & Poor’s that is market-capitalization weighted and generally representative of the performance of larger stocks traded in the United States.

The Fund is not sponsored, endorsed, sold or promoted by any index sponsor. No index sponsor has passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund. No index sponsor has made any representation or warranty, express or implied, to the Common Shareholders or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of any index to track general stock market performance. The indices are determined, composed and calculated by the respective index sponsors without regard to the Fund or its use of the indices in its options program. The index sponsors have no obligation to take the needs of the Fund or its Common Shareholders into consideration in determining, composing or calculating the indices. No index sponsor is responsible for or has participated in the determination of the timing of, price of, or number of Common Shares of the Fund to be issued. No index sponsor has any liability in connection with the management, administration, marketing or trading of the Fund.

The index sponsors do not guarantee the accuracy and/or uninterrupted calculation of the indices or any data included therein. The index sponsors make no warranty, express or implied, as to results to be obtained by the Fund, the Common Shareholders or any other person or entity from the use of the indices in the Fund’s options program. In publishing the indices, the index sponsors make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the indices or any data included therein. Without limiting any of the foregoing, in no event shall an index sponsor have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

Investment selection strategies
Eaton Vance is responsible for the Fund’s investment program, structuring and managing the Fund’s common stock portfolio, and developing, monitoring and executing the Fund’s options strategies.  The Fund’s investments are actively managed, and securities may be bought or sold on a daily basis.

A team of Eaton Vance investment professionals is responsible for the management of the Fund’s investments, including decisions about asset allocation, securities selection and the options strategies to be employed. The portfolio managers utilize information provided by, and the expertise of, the Adviser’s research staff in making investment decisions. Investment decisions are made primarily on the basis of fundamental research, which involves consideration of the various company-specific and general business, economic and market factors that may influence the future performance of individual companies and equity investments therein. The Adviser will also consider a variety of other factors in constructing and maintaining the Fund’s stock portfolio, including, but not limited to, stock dividend yields and payment schedules, overlap between the Fund’s stock holdings and the indices on which it has outstanding options positions, realization of tax loss harvesting opportunities and other tax management considerations.

The Adviser believes that a strategy of owning a portfolio of common stocks, writing (selling) put options on individual stocks deemed attractive for purchase, selling index call options with respect to a portion of portfolio value, and purchasing index put options on a substantial portion of portfolio value can provide current income and gains and an attractive risk-return profile during a variety of equity market conditions. The Fund will sell only “covered” call and put options. A written index call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board) in an amount at least equal to the contract value of the index. A written index call option also is covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid in accordance with procedures established by the Board. In order for put options written on individual stocks to be considered “covered” the Fund must (i) maintain with its custodian assets determined to be liquid (in accordance with procedures established by the Board) in an amount at least equal to the exercise price of the option, (ii) own an equivalent number of puts of the same “series” (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will maintain the difference in segregated assets determined to be liquid in accordance with procedures established by the Board) or (iii) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written. On an overall basis, the Fund expects that its annual turnover rate will exceed 100%.

Compared to buying put options and selling call options on individual stocks, the Adviser believes that buying and selling index options can achieve better tax and transactional efficiency because listed options on broad-based securities indices generally qualify as “section 1256 contracts” under the Code which are subject to specialized tax treatment and because the markets for index options are generally deeper and more liquid than options on individual stocks. The Fund may in certain circumstances hold stock index put options with respect to only a portion of such amount, subject to the condition that, under normal market conditions, the Fund will hold index put options with respect to at least 80% of the value of its investments in common stocks. Although the Fund expects to write stock index call options with respect to approximately two-thirds of its common stock portfolio value, the Fund may in market circumstances deemed appropriate by the Adviser write index call options on up to 100% of its assets. In certain market circumstances, the Fund may forego writing index call options.

To avoid being subject to the “straddle rules” under federal income tax law, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. Under the “straddle rules,” “offsetting positions with respect to personal property” generally are considered to be straddles. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that neither the index call options it writes nor the index put options it buys will, together with the Fund’s portfolio of common stocks, be considered straddles because its stock holdings will be sufficiently dissimilar from the components of each index on which it has open options positions under applicable guidance established by the Internal Revenue Service (the “IRS”). Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle.

The Fund’s options strategies are designed to produce current cash flow from options premiums, to moderate the volatility of the Fund’s returns and to reduce the Fund’s exposure to loss of value during stock market declines.

The Adviser does not intend to sell index call options or put options on individual stocks collectively representing amounts greater than the value of the Fund’s common stocks and other liquid assets (i.e., take a “naked” position). The Adviser generally intends to buy index put options and sell index call options that are exchange-listed and “European style,” meaning that the options may only be exercised on the expiration date of the option. Options on individual stocks sold by the Fund may be either “European style” or “American style,” meaning the options may be exercised at any time during the option period. The Fund may sell both exchange-traded and OTC put options on individual stocks. To implement its put options program most effectively, the Fund anticipates that a substantial portion of its put writing activity on individual stocks will be conducted in OTC markets. OTC options involve risk that the issuer or counterparty will fail to perform its contractual obligations. Exchange-traded index options are typically settled in cash and provide that the holder of the option has the right to receive an amount of cash determined by the excess of the exercise-settlement value of the index over the exercise price of the option. The exercise-settlement value is calculated based on opening sales prices of the component index stocks on the option valuation date, which is the last business day before the expiration date. Put options on individual stocks may be physically settled, requiring the underlying stock to be delivered upon exercise of the option or, alternatively, may have cash settlement provisions.

In implementing the Fund’s investment strategy, the Adviser intends to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund. These include: (1) investing in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains and complying with the holding period and other requirements for favorable tax treatment; (2) selling index call options and purchasing index put options that qualify for treatment as “section 1256 contracts” under the Code on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period; (3) limiting the overlap between the Fund’s stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis so that the Fund’s stock holdings and index call options are not subject to the “straddle rules;” (4) engaging in a systematic program of tax-loss harvesting in the Fund’s stock portfolio, periodically selling stock positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund; and (5) managing the sale of appreciated stock positions so as to minimize the Fund’s net realized short-term capital gains in excess of net realized long-term capital losses. When an appreciated security is sold, the Fund intends to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis.

As described above, the Fund intends to emphasize investments in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains. Under federal income tax law enacted in 2003, the qualified dividend income of individuals and other noncorporate taxpayers is taxed at long-term capital gain tax rates if certain holding period and other requirements are met. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass through to Common Shareholders the tax treatment of qualified dividend income it receives. For dividends the Fund receives to qualify for tax-advantaged treatment, the Fund must hold stock paying qualified dividends for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to such stock. Similar provisions apply to each Common Shareholder’s investment in the Fund. In order for qualified dividend income paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Fund shares for more than 60 days during the 121-day period surrounding the ex-dividend date. The provisions of the Code applicable to qualified dividend income are effective through 2010. Thereafter, qualified dividend income will be subject to tax at ordinary income rates unless further legislative action is taken. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2011 unless further legislative action is taken.

Options on broad-based equity indices that trade on a national securities exchange registered with the Securities and Exchange Commission (the “SEC”) or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission generally qualify for treatment as “section 1256 contracts” under the Code. Options on broad-based equity indices that trade on other exchanges, boards of trade or markets designated by the United States Secretary of Treasury also qualify for treatment as “section 1256 contracts” under the Code. OTC options and options on individual stocks do not qualify for treatment as “section 1256 contracts.” Because only a small number of exchanges, boards and markets outside the United States have to date received the necessary designation, most foreign-traded stock index options do not currently qualify for treatment as “section 1256 contracts” under the Code. To the extent that the Fund writes options on indices based upon foreign stocks, the Fund generally intends to sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as “section 1256 contracts” under the Code. Options on foreign indices that are listed for trading in the United States or which otherwise qualify as “section 1256 contracts” under the Code may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the

United States. To implement its options program most effectively, the Fund may buy and sell index options that do not qualify as “section 1256 contracts” under the Code. Gain or loss on index options not qualifying as “section 1256 contracts” under the Code would be realized upon disposition, lapse or settlement of the positions, and, generally, would be treated as short-term gain or loss.

The foregoing policies relating to investments in common stocks and options are the Fund’s primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices. In addition to buying index put options and writing index call options, the Fund may buy put options and/or write call options on up to 20% of the value of its total assets on futures contracts based upon broad-based securities indices. The Fund’s use of such options on index futures would be substantially similar to its use of options directly on indices. In addition to the Fund’s primary options strategies as described herein, the Fund may also invest up to 20% of its total assets in other derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, market indices and/or currencies consistent with its investment objectives and policies). However, excluding the Fund’s primary options strategies, no more than 10% of the Fund’s total assets may be invested in such other derivative instruments for speculative purposes. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indices and options thereon, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current federal tax law. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged dividends). In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for favorable tax treatment. See “Federal Income Tax Matters” and “Investment Objectives, Policies and Risks.”

LISTING

As of [June 30], 2010, the Fund had [___] Common Shares outstanding, which are traded on the NYSE under the symbol “ETJ.” As of [June 30], 2010, the last reported sales price of a Common Share of the Fund on the NYSE was $[__].  Any new Common Shares offered and sold pursuant to this Registration Statement will also be listed on the NYSE and trade under this symbol.

INVESTMENT ADVISER AND ADMINISTRATOR

Eaton Vance, a direct wholly-owned subsidiary of Eaton Vance Corp., is the Fund’s investment adviser and administrator.  As of June 30, 2010, Eaton Vance and its affiliates managed approximately $165.4 billion of assets, including approximately $96.9 billion in equity assets.

PLAN OF DISTRIBUTION

The Fund intends to enter into a Distribution Agreement with EVD, a form of which will be filed as an exhibit to the Registration Statement of which this prospectus is a part.  The summary of the Distribution Agreement contained herein is qualified by reference to the Distribution Agreement.  Subject to the terms and conditions of the Distribution Agreement, the Fund may issue and sell Common Shares of the Fund from time to time through EVD, which is the principal underwriter of the Common Shares, through certain broker-dealers that will have entered into selected dealer agreements with EVD.  The Common Shares will only be sold on such days as shall be agreed to by the Fund and EVD.

The Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Fund.  The minimum price on any day will not be less than the current NAV per Common Share plus the per Common Share amount of the commission to be paid to EVD.  The Fund and EVD will suspend the sale of Common Shares if the per Common Share price of the Common Shares is less than the minimum price.

The Fund will compensate EVD with respect to sales of the Common Shares at a fixed commission rate based upon the premium at which the Fund’s Common Shares are trading on the NYSE on the day of the sale transaction according to the following schedule:

Market Price Premium of Common Shares to NAV on Day of Sale	Commission
1.0% up to and including 2.0%	[1.0%]
Over 2.0% up to and including 3.0%	[1.75%]
Over 3.0% up to and including 4.0%	[2.5%]
Over 4.0%	[3.0%]

EVD will compensate broker-dealers participating in the offering based on the number of Common Shares sold by the broker-dealer in an amount equal to 80% of the applicable gross commission paid by the Fund to EVD according to the schedule above.  EVD may from time to time change the dealer re-allowance.  The Fund will retain the value of the difference between the premium of the Common Shares and the commission paid on the sale of the Common Shares in the Offering.  In all cases, the Fund will receive as net proceeds per Common Share sold an amount at least equal to the NAV per Common Share.

Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made. Unless otherwise indicated in a further prospectus supplement, EVD as underwriter will act as underwriter on a reasonable efforts basis unless otherwise indicated by a prospectus supplement..

In connection with the sale of the Common Shares on behalf of the Fund, EVD may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), and the compensation of EVD may be deemed to be underwriting commissions or discounts.

The offering of Common Shares pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of all Common Shares subject thereto or (ii) termination of the Distribution Agreement.  The Fund and EVD each have the right to terminate the Distribution Agreement in its discretion at any time.

The Adviser will pay the expenses of the Offering (other than the applicable commissions).  Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Fund’s registration statement (including this prospectus and the Statement of Additional Information (“SAI”)), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of the prospectus, SAI and/or marketing materials, associated filing fees, NYSE listing fees, and legal and auditing fees associated with the Offering.

DISTRIBUTIONS

The Fund intends to make regular quarterly distributions to Common Shareholders sourced from the Fund’s cash available for distribution. “Cash available for distribution” will consist of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums received, and net realized and unrealized gains on stock investments. The Fund’s net distribution rate may be adjusted from time to time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

The Fund’s annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. To the extent that the Fund’s net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund’s investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

If the Fund’s total quarterly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Under the Investment Company Act of 1940, as amended (the “1940 Act”), for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual cash available for distribution. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution from that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ net asset value.

The Fund has applied for and received an order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per taxable year). At times, the Fund will consider increasing the frequency of its regular distributions to Common Shareholders from quarterly to monthly.

Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan.  See “Dividend reinvestment plan.”

DIVIDEND REINVESTMENT PLAN

The Fund has established a dividend reinvestment plan (the “Plan”). Under the Plan, unless a Common Shareholder elects to receive distributions in cash, all distributions will be automatically reinvested in additional Common Shares, either purchased in the open market or newly issued by the Fund if the Common Shares are trading at or above their net asset value. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee regarding the Plan.  See “Dividend reinvestment plan.”

CLOSED-END STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder.  By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

However, shares of closed-end funds frequently trade at a discount from their NAV.  Since inception, the market price of the Common Shares has fluctuated and at times traded below NAV, and at times has traded above the Fund’s NAV.  In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.  The Board might consider open market repurchases or tender offers for Common Shares at NAV.  There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share.  The Board might also consider the conversion of the Fund to an open-end management investment company.  The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies.  Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end management investment company.  See “Description of capital structure.”

SPECIAL RISK CONSIDERATIONS

Risk is inherent in all investing.  Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment.

Discount from or premium to NAV
The Offering will be conducted only when Common Shares of the Fund are trading at a price equal to or above the Fund’s NAV per Common Share plus the per Common Share amount of commissions.  As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares.  The Fund’s Common Shares have traded both at a premium and at a discount relative to net asset value. The shares of closed-end management investment companies frequently trade at a discount from their NAV.  This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Secondary market for the Common Shares
The issuance of Common Shares through the Offering may have an adverse effect on the secondary market for the Common Shares.  The increase in the amount of the Fund’s outstanding Common Shares resulting from the Offering may put downward pressure on the market price for the Common Shares of the Fund.  Common Shares will not be issued pursuant to the Offering at any time when

Common Shares are trading at a price lower than a price equal to the Fund’s NAV per Common Share plus the per Common Share amount of commissions to be paid to EVD.

The Fund also issues Common Shares of the Fund through its dividend reinvestment plan.  See “Dividend reinvestment plan.” Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

When the Common Shares are trading at a premium, the Fund may also issue Common Shares of the Fund that are sold through transactions effected on the NYSE.  The increase in the amount of the Fund’s outstanding Common Shares resulting from that offering may also put downward pressure on the market price for the Common Shares of the Fund.

The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Adviser is unable to invest the proceeds of such offering as intended, the Fund’s per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Investment and market risk
An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter (“OTC”) markets.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Because the Fund normally intends to sell stock index call options on a portion of its common stock portfolio value, the Fund’s appreciation potential from equity market performance will be more limited than if the Fund did not engage in selling stock index call options. Because the Fund normally intends to sell put options on individual stocks, the Fund’s exposure to loss from a decline in the value of such stocks will increase. To the extent that the individual stocks held by the Fund and/or the stocks subject to written put options decrease in value more than the index or indices on which the Fund has purchased put options, the strategy of purchasing index put options will provide only limited protection with respect to the value of the Fund’s assets and may result in worse performance for the Fund than if it did not buy index put options. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.  If the current national economic downturn deteriorates into a prolonged recession, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected.

Issuer risk
The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Equity risk
Under normal market conditions, the Fund’s investment program will consist primarily of owning a diversified portfolio of common stocks and employing a variety of options strategies. A principal risk of investing in the Fund is equity risk. Equity risk is the risk that the value of securities held by the Fund will fluctuate or fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer reduces or eliminates its dividend or fails to make anticipated dividend increases. Common stocks in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Finally, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Limitations on equity market risk management strategy
To manage the risk of a decline in the value of the general equity market, the Fund will purchase index put options on a substantial portion of the value of its common stock holdings and stocks subject to written put options. As the purchaser of an index put option, the Fund would pay to the writer (seller) of the option cash (the premium), and the Fund has the right to receive from the seller the amount by which the cash value of the index is below the exercise price as of the valuation date of the option. If the Fund exercises the index put option, the seller would pay the Fund the difference between the exercise price and the value of the index. There are a number of limitations on the extent to which Common Shareholders of the Fund may benefit from this risk management strategy.

First, holding an index put option generally provides a hedge against a decline in the applicable index to levels below the exercise price on the option. A decline in the index to a level above the exercise price would result in the option expiring worthless if held until expiration. Generally, the Fund intends to buy index put options that are somewhat (initially, approximately 2-3%) “out-of-the-money” (i.e., the exercise price generally will be slightly below the current level of the applicable index (or, for index put options bought with respect to put options written on individual stocks, slightly lower in relation to the current level of the applicable index than the exercise price of the put options written is to the price of the associated stock) when the option is purchased). The Fund may also buy index put options that are more or less “out-of-the-money.” Options that are more “out-of-the-money” provide the Fund with less protection against a decline in the applicable index.

Second, there is a risk that the value of the stock indices subject to purchased put options will not correlate with the value of the Fund’s portfolio holdings. The Fund intends to buy put options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of the Fund’s common stock portfolio (or that portion of its portfolio against which put options are acquired). The Fund will not, however, hold stocks that fully replicate the indices on which it buys put options. Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund’s stock holdings will normally include stocks not included in the indices on which it buys put options. Accordingly, the value of the indices may remain flat or increase in value at times when the Fund’s portfolio holdings are decreasing in value. Similarly, the indices may decrease in value but to a lesser extent than the Fund’s portfolio holdings. In such cases, the index put options would provide only a limited hedge against a decline in the value of the Fund’s portfolio holdings and may result in worse performance for the Fund than if it did not buy index put options. The use of index put options cannot serve as a complete hedge since the price movement of the indices underlying the options will not necessarily follow the price movements of the Fund’s portfolio holdings. Correlation risks are also presented in connection with the Fund’s selling of put options on individual stocks and purchasing index puts to hedge the associated increase in market risk. Purchasing index put options with respect to single stock put options written does not protect the Fund against the risk that the stocks against which put options are written decrease in value relative to the index on which put options are purchased and may result in greater costs and losses to the Fund than a strategy that does not involve such hedging.

Third, the Fund may in certain circumstances hold stock index put options with respect to only a portion of such amount, subject to the condition that, under normal market conditions, the Fund will hold index put options with respect to at least 80% of the value of its investments in common stocks. The portion of the Fund’s portfolio value against which index put options are not acquired will not benefit from this risk management strategy.

Index put options can be highly volatile instruments. This may cause options positions held to react to market changes differently than the Fund’s portfolio securities and stocks subject to written put options. A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Risk of selling index call options
Under normal market conditions, a portion of the Fund’s common stock portfolio value will be subject to written index call options. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its options activities by writing options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of the Fund’s common stock portfolio (or that portion of its portfolio against which options are written). The Fund will not, however, hold stocks that fully replicate the indices on which it writes call options. Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund’s stock holdings will normally include stocks not included in the indices on which it writes call options. Consequently, the Fund bears the risk that the performance of its stock portfolio will vary from the performance of the indices on which it writes call options. As the writer of index call options, the Fund will forgo, during the option’s life, the opportunity to profit from increases in the value of the applicable index above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the value of the applicable index decline. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the applicable index at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

Risks of selling put options on individual stocks
The Fund will write put options on individual stocks that the Adviser believes are attractive for purchase at prices at or above the exercise price of the put options written. The purchaser of a put option assumes the right to sell (put) the stock to the seller of the option at a specified price (the exercise price) on or before the expiration date of the option. If the value of the stock on the option expiration date is at or below the exercise price of the option, the Fund may be obligated to purchase the stock at the exercise price. In the event of a substantial depreciation in the value of the underlying stock, the Fund may incur a substantial loss. To implement its put options program most effectively, the Fund anticipates that a substantial portion of its put writing activity on individual stocks will be conducted in OTC markets.

Options risks generally
A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that the Adviser’s judgments in this respect will be correct.

The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund may close out a written option position by buying the option instead of letting it expire or be exercised. Similarly, the Fund may close out a purchased option position by selling the option instead of holding until exercise. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position by buying or selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund’s options positions will be marked to market daily. The hours of trading for options may not conform to the hours during which common stocks held by the Fund are traded. To the extent that the options markets close before the markets for securities, significant price and rate movements can take place in the securities markets that would not be reflected concurrently in the options markets. The value of index options is affected by changes in the value and dividend rates of the securities represented in the underlying index, changes in interest rates, changes in the actual or perceived volatility of the associated index and the remaining time to the options’ expiration, as well as trading conditions in the options market. Similarly, the value of single stock options is affected by changes in the value and dividend rate of the underlying stock, changes in interest rates, changes in the actual or perceived volatility of the associated stock and the remaining time to the options’ expiration, as well as options market trading conditions.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions. The Fund will not write “naked” or uncovered call options.

To the extent that the Fund buys or writes options on indices based upon foreign stocks, the Fund generally intends to buy or sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as “section 1256 contracts” under the Code. Options on foreign indices that are listed for trading in the United States or which otherwise qualify as “section 1256 contracts” under the Code may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the United States. To implement its options program most effectively, the Fund may buy or sell index options that do not qualify as “section 1256 contracts” under the Code. Gain or loss on index options not qualifying as “section 1256 contracts” under the Code would be realized upon disposition, lapse or settlement of the positions and, generally, would be treated as short-term gain or loss.

OTC options risks

To implement its put options program most effectively, the Fund anticipates that a substantial portion of its put writing activity on individual stocks will be conducted in OTC markets. The Fund may also write index call options and buy index put options that trade in OTC markets. OTC options involve risk that the issuer or counterparty will fail to perform its contractual obligations. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. Options traded in OTC markets will not be issued, guaranteed or cleared by the OCC. By engaging in option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate a settlement may increase the potential for losses to the Fund.

Tax risk
Reference is made to “Federal Income Tax Matters” for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Although the Fund seeks to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. The tax treatment and characterization of the Fund’s distributions may change over time due to changes in the Fund’s mix of investment returns and changes in the federal tax laws, regulations and administrative and judicial interpretations. The provisions of the Code applicable to qualified dividend income are set to expire at the close of 2010. Thereafter, the Fund’s distributions to Common Shareholders of qualified dividend income will be subject to tax at the higher rates that apply to ordinary income unless further legislative action is taken. There can be no assurances that after 2010, the current favorable tax treatment of qualified dividend income will be available to the Fund and its Common Shareholders. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income beginning in 2011 unless further legislative action is taken. Distributions paid on the Common Shares may be characterized variously as non-qualified dividends (taxable at ordinary income rates), qualified dividends (generally taxable at long-term capital gains rates), capital gains dividends (taxable at long-term capital gains rates) or return of capital (generally not currently taxable). The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a Common Shareholder that are return of capital will be tax-free to the extent of the Common Shareholder’s current tax basis in his or her Common Shares, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of Common Shares. Common Shareholders are required to reduce their tax basis in Common Shares by the amount of tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the Common Shares. In order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, a Common Shareholder must meet certain prescribed holding period and other requirements with respect to his or her Common Shares. If positions held by the Fund were treated as “straddles” for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gain or loss on positions in a straddle are subject to special (and generally disadvantageous) rules as described under “Federal Income Tax Matters.” This discussion does not constitute tax or legal advice, and it is important to consult with a tax or legal advisor before investing.

Distribution risk
The quarterly distributions Common Shareholders will receive from the Fund will be sourced from the Fund’s dividends and interest income after payment of Fund expenses, net option premiums received, and net realized and unrealized gains on stock investments. The Fund’s cash available for distribution may vary widely over the short- and long-term. Dividends on common stocks are not fixed but are declared at the discretion of the issuer’s board of directors. If stock market volatility and/or stock prices decline, the premiums available from writing call options and writing put options on individual stocks will likely decrease as well. Payments to purchase put options and to close written call and put options will reduce amounts available for distribution. Net realized and unrealized gains on the Fund’s stock investments will be determined primarily by the direction and movement of the United States stock market and the particular stocks held. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

Risks of investing in mid-cap companies
The Fund may make investments in stocks of companies whose market capitalization is considered middle sized or “mid-cap.” Mid-cap companies often are newer or less established companies than larger capitalization companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Foreign security risk
The Fund may invest up to 40% of its total assets in securities of foreign issuers. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad (such as foreign brokerage costs, custodial expenses and other fees) are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation of assets, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations or repatriating capital invested in foreign countries. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on United States exchanges or in the United States over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments held by the Fund and the accrued income and appreciation or depreciation of the investments in United States dollars. Changes in foreign currency exchange rates relative to the United States dollar will affect the United States dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

Because foreign companies may not be subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies, there may be less or less reliable publicly available information about a foreign company than about a domestic company. There is generally less government supervision and regulation of foreign securities exchanges, broker-dealers and listed companies than in the United States. Mail service and other communications between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions in foreign securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.

Emerging market security risk
The Fund may invest up to 5% of its total assets in securities of issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend and interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

Interest rate risk
The premiums from writing options and amounts available for distribution from the Fund’s options activities may decrease in declining interest rate environments. The value of the Fund’s common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

Derivatives risk
In addition to the Fund’s primary options strategies, the risks of which are described above, the Fund may invest up to 20% of its total assets in other derivative investments acquired for hedging, risk management and investment purposes. However, excluding the Fund’s primary options strategies, no more than 10% of the Fund’s total assets may be invested in such other derivative instruments for speculative purposes. Derivative transactions including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Fund’s performance. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance, including offsetting gains realized in the Fund’s common stock holdings.

Liquidity risk
The Fund may invest without limitation in OTC options that may be deemed to be illiquid. In addition, the Fund may invest up to 15% of its total assets in other securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s net asset value, and at times may make the disposition of securities impracticable.

Inflation risk
Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Portfolio turnover risk
The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. On an overall basis, the Fund expects that its annual turnover rate will exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

Financial leverage risk
Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to Eaton Vance will be calculated on the basis of the

Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Management risk
The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and its individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance and its individual portfolio managers to develop and actively implement investment strategies that achieve the Fund’s investment objectives. There is no assurance that Eaton Vance and its individual portfolio managers will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by Eaton Vance and its individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Market disruption
The war in Iraq, instability in the Middle East and terrorist attacks around the world may adversely affect the performance of U.S. and worldwide financial markets and may cause economic uncertainties in the U.S. and worldwide. The Fund cannot predict the future course of world affairs or the effects of significant future events on the U.S. economy and securities markets. Given these risks, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Limited diversification risk
The Fund is a “diversified” investment company under the 1940 Act, which means that, subject to its investment restrictions and applicable federal income tax diversification requirements, with respect to 25% of its gross assets, it will be able to invest more than 5% of the value of its gross assets in the obligations of any single issuer.  To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Anti-takeover provisions
The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Investment Objectives, Policies and Risks” and “Description of Capital Structure — Anti-Takeover Provisions in the Agreement and Declaration of Trust”.

Summary of Fund expenses                                                                [to be updated]

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The table reflects the issuance of preferred shares in an amount equal to [   %] of the Fund’s total assets and borrowings in an amount equal to [  %] of the Fund’s total assets (including the proceeds of all such leverage) and shows Fund expenses as a percentage of net assets attributable to Common Shares (1).

Common Shareholder transaction expenses
Sales Load (as a percentage of offering price)	[ ]%(2)
Offering expenses borne by the Fund(3)	[ ]%
Dividend reinvestment plan fees	None(4)

Percentage of Net Assets
Attributable to Common Shares
(Assuming Leverage as Described Above)
Annual expenses
Management fee	[ ]%(5)
Other expenses	[ ]%
Interest payments on borrowings	[ ]%(6)
Total annual expenses	[ ]%
Dividends on preferred shares	[ ]%
Total annual Fund operating expenses and dividends on preferred shares	[ ]%

EXAMPLE

The following example illustrates the expenses, including the applicable at-the-market transaction fees and estimated offering costs of $[  ] that a Common Shareholder would pay on a $1,000 investment that is held for the time periods provided in the table.  The Example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s total annual expenses, as provided above, remain the same.  The Example assumes a 5% annual return.(6)

1 Year	3 Years	5 Years	10 Years
$	$	$	$

The example should not be considered a representation of future expenses.  Actual expenses may be higher or lower.  The Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
__________

(1) The Adviser will pay the expenses of the Offering (other than the applicable commissions).  Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Fund’s registration statement (including this prospectus and the Statement of Additional Information (“SAI”)), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of the prospectus, SAI and/or marketing materials, associated filing fees, NYSE listing fees, and legal and auditing fees associated with the Offering

(2)           Represents the estimated commission with respect to Common Shares being sold in this offering, which the Fund will pay to EVD in connection with sales of Common Shares in this offering. While EVD is entitled to a commission of 1% to 3.0% of the gross sales price for Common Shares sold, with the exact amount to be determined based upon premium at which the Fund’s Common Shares are trading on the NYSE, we have assumed, for these purposes, that EVD will receive a commission of 1% of such gross sales price. This is the only sales load to be paid in connection with this offering. There is no guaranty that there will be any sales of the Fund’s Common Shares pursuant to this prospectus supplement and the accompanying prospectus. Actual sales of the Fund’s Common Shares may be less than as set forth in the table. In addition, the price per share of any such sale may be greater or less than the price set forth in the table, depending on the market price of Common Shares at the time of any such sale.

(3)           Assuming a Common Share offering price of $[__] (the Fund’s closing price on the NYSE on [June 30], 2010).  Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Fund’s registration statement (including this prospectus and the Statement of Additional Information (“SAI”)), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of the prospectus, SAI and/or marketing materials, associated filing fees, NYSE listing fees, and legal and auditing fees associated with the Offering.

(4)	You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(5)
The advisory fee paid by the Fund to the Adviser is based on the average daily gross assets of the Fund, including all assets attributable to any form of investment leverage that the Fund may utilize. Accordingly, if the Fund were to utilize investment leverage in the future, the advisory fee will increase as a percentage of net assets. The Fund has no current intention to use investment leverage.

(6)
The example assumes that the estimated Other expenses set forth in the Annual expenses table are accurate, that fees and expenses increase as described in note 2 above and that all distributions are reinvested at NAV.  Actual expenses may be greater or less than those assumed.  Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Financial highlights and investment performance

FINANCIAL HIGHLIGHTS TABLE

Information contained in the table below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the audited operating performance of the Fund for the life of the Fund.

TRADING AND NAV INFORMATION

The following table shows for the Common Shares for each full quarter during the period from inception through [March 31], 2010:  (1) the high and low closing prices as reported on the NYSE; (2) the NAV per Common Share represented by each of the high and low closing prices as reported on the NYSE; and (3) the discount from or premium to NAV per Common Share (expressed as a percentage) represented by these closing prices.  The table also sets forth the aggregate number of shares traded as shown on the NYSE Composite Transaction Tape during the period.

	Price	NAV	Premium/(Discount) to NAV

	High	Low	High	Low	Reported NYSE Volume

March 31, 2010
December 31, 2009
September 30, 2009
June 30, 2009
March 31, 2009
December 31, 2008
September 30, 2008
June 30, 2008
March 31, 2008
December 31, 2007
September 30, 2007

The Fund

Eaton Vance Risk-Managed Diversified Equity Income Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund was organized as a Massachusetts business trust on April 4, 2007 pursuant to an Agreement and Declaration of Trust governed by the laws of The Commonwealth of Massachusetts and commenced operations on July 27, 2007.  On July 31, 2007, the Fund issued an aggregate of 65,000,000 common shares of beneficial interest (“Common Shares”) in the initial public offering thereof.  On August 10, 2007 and September 13, 2007, the Fund issued an additional 700,000 and 4,500,000 Common Shares respectively, in connection with partial exercises by the underwriters of their over-allotment options. The Fund’s principal office is located at Two International Place, Boston, Massachusetts 02110 and its telephone number is 1-800-225-6265. As of [June 30], 2010, the Fund had [__] outstanding shares.

The Offering

This prospectus applies to [                ] shares of beneficial interest (the “Common Shares”) of the Fund, which may be issued and sold from time to time by the Fund (the “Offering”) through Eaton Vance Distributors, Inc. (“EVD”), as distributor and principal underwriter, through broker-dealers who have entered into selected dealer agreements with EVD.  See “Plan of distribution.”  The Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Fund.  The minimum price on any day will not be less than the current net asset value (“NAV”) per Common Share plus the per Common Share amount of the sales commission to be paid to EVD.  The Fund and EVD will suspend the sale of Common Shares if the per Common Share price is less than the minimum price.  The Fund will compensate EVD with respect to sales of the Common Shares at a fixed commission rate based upon the premium at which the Fund’s Common Shares are trading on the NYSE on the day of the sale transaction according to the following schedule:

Market Price Premium of Common Shares to NAV on Day of Sale	Commission
1.0% up to and including 2.0%	[1.0%]
Over 2.0% up to and including 3.0%	[1.75%]
Over 3.0% up to and including 4.0%	[2.5%]
Over 4.0%	[3.0%]

EVD will compensate broker-dealers participating in the offering based on the number of Common Shares sold by the broker-dealer in an amount equal to 80% of the applicable gross commission paid by the Fund to EVD according to the schedule above.  EVD may from time to time change the dealer re-allowance.  The Fund will retain the value of the difference between the premium of the Common Shares and the commission paid on the sale of the Common Shares in the Offering.  In all cases, the Fund will receive as net proceeds per Common Share sold an amount at least equal to the NAV per Common Share.  As of [June 30], 2010, the last reported sales price of a Common Share of the Fund on the NYSE was $[___].

Use of proceeds

It is expected that the net proceeds of the Offering will be invested in accordance with the Fund’s investment objectives and policies.  [The Fund anticipates that it will be possible to invest the proceeds of the Offering consistent with the Fund’s investment objectives and policies almost immediately.]

Investment objectives, policies and risks

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. Relative to other equity income funds, the Fund seeks to provide less volatile returns and reduced exposure to loss of value during stock market declines. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes.  Investments are based on the internal research and management of the Fund’s investment adviser, Eaton Vance Management (“Eaton Vance” or the “Adviser”).  The Fund’s net asset value (“NAV”) and distribution rate will vary and may be affected by several factors.  An investment in the Fund may not be appropriate for all investors.  There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered non-fundamental policies that may be changed by the Fund’s Board of Trustees (the “Board”) without approval of the Fund’s shareholders.

Under normal market conditions, the Fund’s investment program will consist primarily of owning a diversified portfolio of common stocks and employing a variety of options strategies. The Fund will seek to earn high levels of tax-advantaged income and gains by (1) investing in stocks that pay dividends that qualify for favorable federal income tax treatment, (2) writing (selling) put options on individual stocks deemed attractive for purchase, and (3) writing (selling) stock index call options with respect to a portion of its common stock portfolio value. To reduce the Fund’s risk of loss due to a decline in the value of the general equity market, the Fund intends to purchase index put options with respect to a substantial portion (approximately 100%) of the value of its common stock holdings and stocks subject to written put options. Options on broad-based stock indices generally qualify for treatment as “section 1256 contracts,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”), on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period. For purposes of the Fund’s investment objectives, gains are an increase in the value of an investment from the purchase price.

PRIMARY INVESTMENT POLICIES

General composition of the Fund
Under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) dividend-paying common stocks, (2) common stocks the value of which is subject to written put options on individual stocks, and (3) common stocks the value of which is subject to written index call options. In addition, under normal market conditions, the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks. The Fund will emphasize investments in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains. However, the Fund is unable to predict what percentage of its overall income will consist of such qualifying dividends. The Fund will emphasize writing put options on individual stocks that the Adviser believes are attractive for purchase at prices at or above the exercise price of the put options written.

The Fund will invest primarily in common stocks of United States issuers. The Fund may invest up to 40% of its total assets in securities of foreign issuers, including securities evidenced by American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). The Fund may invest up to 5% of its total assets in securities of emerging market issuers. The Fund expects that its assets will normally be invested across a broad range of industries and market sectors. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry. The Fund may invest a portion of its assets in stocks of mid-capitalization companies. Eaton Vance generally considers mid-capitalization companies to be those companies having market capitalizations within the range of capitalizations for the S&P MidCap 400 Index (the “S&P MidCap 400”). As of September 30, 2009, the median market capitalization of companies in the S&P MidCap 400 was approximately $2.01 billion.

The Fund generally intends to buy put options and write call options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of its common stock portfolio (or that portion of its portfolio against which options are purchased and written). The Fund intends to buy put options and write call options primarily on the S&P 500 Composite Stock Price Index (“S&P 500”), and may also buy put options and write call options on other domestic and foreign stock indices. Over time, the indices on which the Fund buys put options and writes call options may vary as a result of changes in the availability and liquidity of various listed index options, changes in stock portfolio holdings, the Adviser’s evaluation of equity market conditions and other factors.

Under normal market circumstances, the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks to reduce the Fund’s risk of loss due to a decline in the value of the general equity market.

Writing put options on individual stocks involves a tradeoff between the options premiums received and exposure to declines in value of the stocks against which put options are written. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential stock market appreciation. Purchasing index put options is a risk management technique that involves a tradeoff between the options premiums paid and a potential increase in value of the options positions in a stock market decline. To the extent that the individual stocks held by the Fund and/or the stocks subject to written put options decrease in value more than the index or indices on which the Fund has purchased put options, the strategy of purchasing index put options will provide only limited protection with respect to the value of the Fund’s assets and may result in worse performance for the Fund than if it did not buy index put options.

The Fund’s policies that, under normal market conditions, the Fund will invest at least 80% of its total assets in a combination of (1) dividend-paying common stocks, (2) common stocks the value of which is subject to written put options on individual stocks, and (3) common stocks the value of which is subject to written index call options and that the Fund will purchase index put options with respect to at least 80% of the value of its investments in common stocks are non-fundamental policies that may be changed by the Board without Common Shareholder approval following the provision of 60 days’ prior written notice to Common Shareholders.

In implementing the Fund’s investment strategy, the Adviser intends to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund as described below.

The S&P 500 is an unmanaged index of 500 stocks maintained and published by Standard & Poor’s that is market-capitalization weighted and generally representative of the performance of larger stocks traded in the United States.

The Fund is not sponsored, endorsed, sold or promoted by any index sponsor. No index sponsor has passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund. No index sponsor has made any representation or warranty, express or implied, to the Common Shareholders or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of any index to track general stock market performance. The indices are determined, composed and calculated by the respective index sponsors without regard to the Fund or its use of the indices in its options program. The index sponsors have no obligation to take the needs of the Fund or its Common Shareholders into consideration in determining, composing or calculating the indices. No index sponsor is responsible for or has participated in the determination of the timing of, price of, or number of Common Shares of the Fund to be issued. No index sponsor has any liability in connection with the management, administration, marketing or trading of the Fund.

The index sponsors do not guarantee the accuracy and/or uninterrupted calculation of the indices or any data included therein. The index sponsors make no warranty, express or implied, as to results to be obtained by the Fund, the Common Shareholders or any other person or entity from the use of the indices in the Fund’s options program. In publishing the indices, the index sponsors make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the indices or any data included therein. Without limiting any of the foregoing, in no event shall an index sponsor have any liability for any lost profits or special, incidental, punitive, indirect or consequential damages, even if notified of the possibility of such damages.

Investment strategy
Eaton Vance is responsible for the Fund’s investment program, structuring and managing the Fund’s common stock portfolio, and developing, monitoring and executing the Fund’s options strategies.  The Fund’s investments are actively managed, and securities may be bought or sold on a daily basis.

A team of Eaton Vance investment professionals is responsible for the management of the Fund’s investments, including decisions about asset allocation, securities selection and the options strategies to be employed. The portfolio managers utilize information provided by, and the expertise of, the Adviser’s research staff in making investment decisions. Investment decisions are made primarily on the basis of fundamental research, which involves consideration of the various company-specific and general business, economic and market factors that may influence the future performance of individual companies and equity investments therein. The Adviser will also consider a variety of other factors in constructing and maintaining the Fund’s stock portfolio, including, but not limited to, stock dividend yields and payment schedules, overlap between the Fund’s stock holdings and the indices on which it has outstanding options positions, realization of tax loss harvesting opportunities and other tax management considerations.

The Adviser believes that a strategy of owning a portfolio of common stocks, writing (selling) put options on individual stocks deemed attractive for purchase, selling index call options with respect to a portion of portfolio value, and purchasing index put options on a substantial portion of portfolio value can provide current income and gains and an attractive risk-return profile during a variety of equity market conditions. The Fund does not intend to sell index call options or put options on individual stocks collectively representing amounts greater than the value of the Fund’s common stocks and other liquid assets (i.e., take a “naked” position). On an overall basis, the Fund expects that its annual turnover rate will exceed 100%.

The Fund’s options strategies are designed to produce current cash flow from options premiums, to moderate the volatility of the Fund’s returns and to reduce the Fund’s exposure to loss of value during stock market declines. These options strategies are generally of a hedging nature, and are not designed to speculate on equity market performance. The Fund will emphasize writing put options on individual stocks that the Adviser believes are attractive for purchase at prices at or above the exercise price of the put options written. Generally, the Fund intends to sell put options on individual stocks that are “out-of-the-money” (i.e., the exercise price generally will be below the current level of the applicable stock when the option is sold). In writing index call options, the Fund will, in effect, sell the potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. Generally, the Fund intends to sell index call options that are slightly “out-of-the-money” (i.e., the exercise price generally will be slightly above the current level of the applicable index when the option is sold). The Fund may also sell index options that are more substantially “out-of-the-money.” In buying index put options, the Fund will, in effect, acquire protection against a decline in the value of the applicable index below the exercise price in exchange for the option premium paid. Generally, the Fund intends to buy index put options that are somewhat (initially, approximately 2-3%) “out-of-the-money” (i.e., the exercise price generally will be slightly below the current level of the applicable index (or, for index put options bought with respect to put options written on individual stocks, slightly lower in relation to the current level of the applicable index than the exercise price of the put options written is to the price of the associated stock) when the option is purchased). The Fund may also buy index put options that are more or less “out-of-the-money.” Options that are more “out-of-the-money” provide the Fund with less protection against a decline in the applicable index, but generally would be less expensive than put options that are slightly “out-of-the-money.”

Compared to buying put options and selling call options on individual stocks, the Adviser believes that buying and selling index options can achieve better tax and transactional efficiency because listed options on broad-based securities indices generally qualify as “section 1256 contracts” under the Code which are subject to specialized tax treatment and because the markets for index options are generally deeper and more liquid than options on individual stocks. Although the Fund intends initially to purchase index put options with respect to approximately 100% of the value of its common stock holdings and stocks subject to written put options, the Fund may in certain circumstances hold stock index put options with respect to only a portion of such amount, subject to the condition that, under normal market conditions, the Fund will hold index put options with respect to at least 80% of the value of its investments in common stocks. Although the Fund expects initially to write stock index call options with respect to approximately two-thirds of its common stock portfolio value, the Fund may in market circumstances deemed appropriate by the Adviser write index call options on up to 100% of its assets. In certain market circumstances, the Fund may forego writing index call options.

To avoid being subject to the “straddle rules” under federal income tax law, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. Under the “straddle rules,” “offsetting positions with respect to personal property” generally are considered to be straddles. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that neither the index call options it writes nor the index put options it buys will, together with the Fund’s portfolio of common stocks, be considered straddles because its stock holdings will be sufficiently dissimilar from the components of each index on which it has open options positions under applicable guidance established by the Internal Revenue Service (the “IRS”). Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle.

The foregoing policies relating to investments in common stocks and options are the Fund’s primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices. In addition to buying index put options and writing index call options, the Fund may buy put options and/or write call options on up to 20% of the value of its total assets on futures contracts based upon broad-based securities indices. The Fund’s use of such options on index futures would be substantially similar to its use of options directly on indices. In addition to the Fund’s primary options strategies as described herein, the Fund may also invest up to 20% of its total assets in other derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, market indices and/or currencies consistent with its investment objectives and policies). However, excluding the Fund’s primary options strategies, no more than 10% of the Fund’s total assets may be invested in such other derivative instruments for speculative purposes. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indices and options thereon, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without currently realizing substantial capital gains under current federal tax law. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged dividends). In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for favorable tax treatment. See “Federal Income Tax Matters.”

Tax-managed investing
Taxes are a major influence on the net after-tax returns that investors receive on their taxable investments. There are five potential sources of returns for a Common Shareholder: (1) appreciation or depreciation in the value of the Common Shares; (2) distributions of qualified dividend income; (3) distributions of other investment income and net short-term capital gains; (4) distributions of long-term capital gains (and long-term capital gains retained by the Fund); and (5) distributions of return of capital. These different sources of investment returns are subject to widely varying federal income tax treatment. Distributions of other investment income (i.e., non-

qualified dividend income) and net realized short-term gains are taxed currently as ordinary income, at rates as high as 35%. Distributions of qualified dividend income and net realized long-term gains (whether distributed or retained by the Fund) are taxed currently at rates up to 15% for individuals and other noncorporate taxpayers (provided, in the case of qualified dividend income, that certain holding period and other requirements are met). Generally, returns from unrealized appreciation and depreciation in the value of Common Shares and distributions characterized as return of capital are not taxable until the Common Shareholder sells his or her Common Shares. Upon sale, a capital gain or loss equal to the difference between the amount realized on the sale and the Common Shareholder’s adjusted tax basis is realized. Capital gain is considered long-term and is taxed at rates up to 15% for individuals and other noncorporate taxpayers if the Common Shareholder has held his or her shares more than one year. Otherwise, capital gain is considered short-term and is taxed at rates up to 35%. The after-tax returns achieved by a Common Shareholder will be substantially influenced by the mix of different types of returns subject to varying federal income tax treatment.

In implementing the Fund’s investment strategy, the Adviser intends to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund. These include: (1) investing in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains and complying with the holding period and other requirements for favorable tax treatment; (2) selling index call options and purchasing index put options that qualify for treatment as “section 1256 contracts” under the Code, on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period; (3) limiting the overlap between the Fund’s stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis so that the Fund’s stock holdings and index options are not subject to the “straddle rules;” (4) engaging in a systematic program of tax-loss harvesting in the Fund’s stock portfolio, periodically selling stock positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund; and (5) managing the sale of appreciated stock positions so as to minimize the Fund’s net realized short-term capital gains in excess of net realized long-term capital losses. When an appreciated security is sold, the Fund intends to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The Fund may also seek to offset short-term gains and non-qualified dividend investment income with Fund expenses and/or realized losses allocated against short-term gains.

The Fund intends to emphasize investments in stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains. Under federal income tax law enacted in 2003, the qualified dividend income of individuals and other noncorporate taxpayers is taxed at long-term capital gain tax rates if certain holding period and other requirements are met. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass through to Common Shareholders the tax treatment of qualified dividend income it receives. For dividends the Fund receives to qualify for tax-advantaged treatment, the Fund must hold stock paying qualified dividends for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to such stock. Similar provisions apply to each Common Shareholder’s investment in the Fund. In order for qualified dividend income paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Fund shares for more than 60 days during the 121-day period surrounding the ex-dividend date. The provisions of the Code applicable to qualified dividend income are effective through 2010. Thereafter, qualified dividend income will be subject to tax at ordinary income rates unless further legislative action is taken. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2011 unless further legislative action is taken.

Options on broad-based equity indices that trade on a national securities exchange registered with the SEC or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission generally will qualify for treatment as “section 1256 contracts.” Options on broad-based equity indices that trade on other exchanges, boards of trade or markets designated by the United States Secretary of Treasury also qualify for treatment as “section 1256 contracts.” OTC options and options on individual stocks do not qualify for treatment as “section 1256 contracts.” Because only a small number of exchanges, boards and markets outside the United States have to date received the necessary designation, most foreign-traded stock index options do not currently qualify for treatment as “section 1256 contracts.” To the extent that the Fund writes options on indices based upon foreign stocks, the Fund generally intends to sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as “section 1256 contracts.” Options on foreign indices that are listed for trading in the United States or which otherwise qualify as “section 1256 contracts” under the Code may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the United States. To implement its options program most effectively, the Fund may buy and sell index options that do not qualify as “section 1256 contracts.” Gain or loss on index options not qualifying as “section 1256 contracts” under the Code would be realized upon disposition, lapse or settlement of the positions, and, generally, would be treated as short-term gain or loss.

To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the sale of futures contracts on stocks and stock indices and options thereon, equity swaps, covered short sales, and forward sales of stocks). By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without currently realizing substantial capital gains under current federal tax law. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged qualified dividend income). In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for favorable tax treatment.

Common stocks
Under normal market conditions, the Fund’s investment program will consist primarily of owning a diversified portfolio of common stocks and employing a variety of options strategies as described herein. Common stock represents an equity ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation’s board of directors. Common stock normally occupies the most subordinated position in an issuer’s capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Foreign securities
The Fund may invest up to 40% of its total assets in securities of non-United States issuers, including up to 5% of its total assets in securities of issuers located in emerging markets. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on United States exchanges or in the United States over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Dividends received with respect to stock of a foreign corporation may qualify for the reduced rates of federal income taxation applicable to qualified dividend income only if such corporation satisfies the requirements to be a “qualified foreign corporation” as defined in the Code.

The Fund may invest in ADRs, EDRs and GDRs, which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, may not pass through voting or other shareholder rights, and may be less liquid than sponsored receipts.

Stock and equity index options
The Fund’s investment program will include three principal options strategies: (1) writing (selling) put options on individual stocks deemed attractive for purchase, (2) writing (selling) stock index call options with respect to a portion (initially approximately two-thirds) of its common stock portfolio value and (3) purchasing index put options with respect to a substantial portion (initially 100%)

of the value of its common stock holdings and stocks subject to written put options. Writing put options on individual stocks involves a tradeoff between the options premiums received and exposure to declines in value of the stocks against which put options are written. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential stock market appreciation. Purchasing index put options is a risk management technique that involves a tradeoff between the options premiums paid and a potential increase in value of the options positions in a stock market decline.

As the seller of put options on individual stocks, the Fund will receive cash (the premiums) from option purchasers. The purchaser of a put option assumes the right to sell (put) the stock to the seller of the option at a specified price (the exercise price) on or before the expiration date of the option. If the value of the stock on the option expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holders. If the value of the stock on the option expiration date is at or below the exercise price of the option, the Fund may be obligated to purchase the stock at the exercise price. The Fund may write put options on individual stocks to a significant extent.

As the seller of index call options, the Fund will receive cash (the premiums) from option purchasers. The purchaser of an index call option has the right to any appreciation in the value of the applicable index over a fixed price (the exercise price) as of a specified date in the future (the option valuation date). In writing index call options, the Fund will, in effect, sell the potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. If, at expiration, an index call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the applicable index and the exercise price of the option. The premium received, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the seller of the index call option.

As the purchaser of index put options, the Fund will seek to benefit from a decline in the market prices of the underlying index, thereby hedging the Fund’s exposure to market risk. The Fund will pay a premium to the seller of the option for the right to receive payments of cash to the extent that the value of the applicable index declines below a fixed price (the exercise price) as of a specified date in the future (the option valuation date). If the index price is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid. In buying index put options, the Fund will, in effect, acquire protection against a decline in the value of the applicable index below the exercise price in exchange for the option premium paid. If, at expiration, an index put option purchased by the Fund is exercised, the Fund will receiver from the option seller the difference between the cash value of the applicable index and the exercise price of the option. The premium paid, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the buyer of the index put option.

The Fund will sell only “covered” options. A written index call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board) in an amount at least equal to the contract value of the index. A written index call option also is covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid in accordance with procedures established by the Board. In order for put options written on individual stocks to be considered “covered” the Fund must (i) maintain with its custodian assets determined to be liquid (in accordance with procedures established by the Board) in an amount at least equal to the exercise price of the option, (ii) own an equivalent number of puts of the same “series” (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying security) with exercise prices greater than those it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will maintain the difference in segregated assets determined to be liquid in accordance with procedures established by the Board) or (iii) sell short the securities underlying the put option at the same or a higher price than the exercise price on the put option written.

The Adviser generally intends to buy index put options and sell index call options that are exchange-listed and “European style,” meaning that the options may only be exercised on the expiration date of the option. Index options differ from options on individual stocks in that index options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the actual purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. Exchange-traded index options are typically settled in cash and provide, in the case of a call option, that the holder of the option has the right to receive an amount of cash determined by the excess of the exercise-settlement value of the index over the exercise price of the option. In the case of a put option, the holder of the option has the right to receive an amount of cash determined by the excess of the exercise price of the option over the exercise-settlement value of the index. The exercise-settlement value is calculated based on opening sales prices of the component index stocks on the option valuation date, which is the last business day before the expiration date. United States listed options contracts are originated and standardized by the Options Clearing Corporation (the “OCC”). Currently, United States listed index options are available on approximately 89 indices, with new listings added periodically. In the United States, the Fund generally intends to buy and sell index options that are issued, guaranteed and cleared by the OCC. The Fund may also buy and sell index options in the United States and outside the United States that are not issued, guaranteed or cleared by the OCC. The Adviser believes that there exists sufficient liquidity in the index options markets to fulfill the Fund’s requirements to implement its strategy.

Options on individual stocks sold by the Fund may be either “European style” or “American style,” meaning the options may be exercised at any time during the option period. The Fund may sell both exchange-traded and OTC put options on individual stocks. To implement its put options program most effectively, the Fund anticipates that a substantial portion of its put writing activity on individual stocks will be conducted in OTC markets. Put options on individual stocks written by the Fund may be physically settled, requiring the underlying stock to be delivered upon exercise of the option or, alternatively, may have cash settlement provisions.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (each, a “Counterparty” and, together, the “Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied.

For the Fund’s index call options and index put options that qualify as “section 1256 contracts,” Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Fund at the end of a taxable year is sold or closed out in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most exchange-listed index options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

The Fund’s positions in single stock options and index options that do not qualify as “section 1256 contracts” under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term. For an option purchased by the Fund that is not a “section 1256 contract” any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the actual or perceived volatility of the underlying security or index, and the time remaining until the expiration date. A purchased option is an asset of the Fund and an option written by the Fund is a Fund liability. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices or otherwise at fair value as determined by the Board of the Fund. The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to options premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as spreads or straddles. Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets.

ADDITIONAL INVESTMENT PRACTICES

Temporary investments
During unusual market circumstances, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term United States government obligations. In moving to a substantial temporary investments position and in transitioning from such a position back into conformity with the Fund’s normal investment policies, the Fund may incur transaction costs that would not be incurred if the Fund had remained fully invested in accordance with such normal policies. The transition to and from a substantial temporary investments position may also result in the Fund having to sell common stocks and/or close out options positions and then later purchase common stocks and open new options positions in circumstances that might not otherwise be optimal. The Fund’s investment in such temporary investments under unusual market circumstances may not be in furtherance of the Fund’s investment objectives.

Dividend capture trading
The Fund may seek to enhance the level of tax-advantaged dividend income it receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock’s ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given time period than if it held a single stock. In order for dividends received by the Fund to qualify for favorable tax treatment, the Fund must comply with the holding period and other requirements that apply to qualified dividend income. By complying with applicable holding period and other requirements while engaging in dividend capture trading, the Fund may be able to enhance the level of tax-advantaged dividend income it receives because it will receive more dividend payments qualifying for favorable treatment during the same time period than if it simply held its portfolio stocks. The use of dividend capture trading strategies will expose the Fund to increased trading costs and potentially higher short-term gain or loss.

Writing call options on individual stocks
The Fund may write (sell) covered call options on individual common stocks held. A call option on a security is a contract that gives the holder of the option, in return for paying a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price. The writer of a call option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. “American style” options may be exercised at any time during the term of the option, whereas “European style” options may be exercised only on the expiration date of the option. The Fund may not sell “naked” call options, i.e., options representing more shares of the stock than are held in the portfolio.

When-issued securities and forward commitments
Securities may be purchased on a “forward commitment” or “when-issued” basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the transacted securities are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. The Fund does not intend to enter into forward commitment or when-issued transactions for the purpose of investment leverage.

Illiquid securities
The Fund may invest without limitation in OTC options that may be deemed to be illiquid. In addition, the Fund may invest up to 15% of its total assets in other securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell illiquid securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision by the Fund to sell the securities and the time when it would be permitted to sell. Thus the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Other derivative instruments
In addition to the Fund’s primary options strategies as described herein, the Fund may invest up to 20% of its total assets in other derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies). However, excluding the Fund’s primary options strategies, no more than 10% of the Fund’s total assets may be invested in such other derivative instruments for speculative purposes. As a result of the Fund’s primary options strategies and the ability to invest in other derivative instruments as described herein, 100% of the Fund’s total assets may be subject to derivative instruments. These strategies may be executed through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative contracts based on equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may also include new techniques, instruments or strategies that are not currently available. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments.

Swaps
 Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional amount” (i.e., the designated referenced amount of exposure to the underlying instruments). The Fund will enter into swaps only on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the over-the-counter market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the total return performance of the Fund would be unfavorably affected.

Total return swaps
Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other designated underlying asset(s).

Interest rate swaps
Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

Futures and options on futures
The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the Commodity Futures Trading Commission. These transactions involve transaction costs. It is expected that most futures contracts and options on futures entered into by the Fund will be treated as “section 1256 contracts” under the Code.

Short sales
The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Short sales against-the-box can be a tax-efficient alternative to the sale of an appreciated securities position. The ability to use short sales against-the-box as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out not later than thirty days after the end of the Fund’s taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

Securities lending
The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be investment grade and when the expected return, net of administrative expenses and any finders’ fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis. When the Fund loans securities, it transfers the right to vote such securities to the borrower. The Fund has no current intention to engage in securities lending, although it reserves the right to do so in the future.

Borrowings
The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Although it does not currently intend to do so, the Fund may in the future from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes or to meet temporary cash needs.

Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. Income realized on reverse repurchase agreements is taxable as ordinary income.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. There is a risk that large fluctuations in the market value of the Fund’s assets could affect net asset value and the market price of Common Shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage and may be subject to leverage risks. Such agreements will be treated as subject to investment restrictions as mentioned above under “Borrowings.” If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s returns and cash available for distribution.

Portfolio turnover
The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. On an overall basis, the Fund expects that its annual turnover rate will exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

ADDITIONAL RISK CONSIDERATIONS

Discount from or premium to NAV
The Offering will be conducted only when Common Shares of the Fund are trading at a price equal to or above the Fund’s NAV per Common Share plus the per Common Share amount of commissions.  As with any security, the market value of the Common Shares may increase or decrease from the amount initially paid for the Common Shares.  The Fund’s Common Shares have traded both at a premium and at a discount relative to net asset value. The shares of closed-end management investment companies frequently trade at a discount from their NAV.  This is a risk separate and distinct from the risk that the Fund’s NAV may decrease.

Secondary market for the Common Shares
The issuance of Common Shares through the Offering may have an adverse effect on the secondary market for the Common Shares.  The increase in the amount of the Fund’s outstanding Common Shares resulting from the Offering may put downward pressure on the market price for the Common Shares of the Fund.  Common Shares will not be issued pursuant to the Offering at any time when Common Shares are trading at a price lower than a price equal to the Fund’s NAV per Common Share plus the per Common Share amount of commissions to be paid to EVD.

The Fund also issues Common Shares of the Fund through its dividend reinvestment plan.  See “Dividend reinvestment plan.” Common Shares may be issued under the plan at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

When the Common Shares are trading at a premium, the Fund may also issue Common Shares of the Fund that are sold through transactions effected on the NYSE.  The increase in the amount of the Fund’s outstanding Common Shares resulting from that offering may also put downward pressure on the market price for the Common Shares of the Fund.

The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future Common Share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Adviser is unable to invest the proceeds of such offering as intended, the Fund’s per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Investment and market risk
An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested.  An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter (“OTC”) markets.  The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Because the Fund normally intends to sell stock index call options on a portion of its common stock portfolio value, the Fund’s appreciation potential from equity market performance will be more limited than if the Fund did not engage in selling stock index call options. Because the Fund normally intends to sell put options on individual stocks, the Fund’s exposure to loss from a decline in the value of such stocks will increase. To the extent that the individual stocks held by the Fund and/or the stocks subject to written put options decrease in value more than the index or indices on which the Fund has purchased put options, the strategy of purchasing index put options will provide only limited protection with respect to the value of the Fund’s assets and may result in worse performance for the Fund than if it did not buy index put options. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.  If the current national economic downturn deteriorates into a prolonged recession, the ability of municipalities to collect revenue and service their obligations could be materially and adversely affected.

Issuer risk
The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Equity risk
Under normal market conditions, the Fund’s investment program will consist primarily of owning a diversified portfolio of common stocks and employing a variety of options strategies. A principal risk of investing in the Fund is equity risk. Equity risk is the risk that the value of securities held by the Fund will fluctuate or fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer reduces or eliminates its dividend or fails to make anticipated dividend increases. Common stocks in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Finally, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Limitations on equity market risk management strategy

To manage the risk of a decline in the value of the general equity market, the Fund will purchase index put options on a substantial portion of the value of its common stock holdings and stocks subject to written put options. As the purchaser of an index put option, the Fund would pay to the writer (seller) of the option cash (the premium), and the Fund has the right to receive from the seller the amount by which the cash value of the index is below the exercise price as of the valuation date of the option. If the Fund exercises the index put option, the seller would pay the Fund the difference between the exercise price and the value of the index. There are a number of limitations on the extent to which Common Shareholders of the Fund may benefit from this risk management strategy.

First, holding an index put option generally provides a hedge against a decline in the applicable index to levels below the exercise price on the option. A decline in the index to a level above the exercise price would result in the option expiring worthless if held until expiration. Generally, the Fund intends to buy index put options that are somewhat (initially, approximately 2-3%) “out-of-the-money” (i.e., the exercise price generally will be slightly below the current level of the applicable index (or, for index put options bought with respect to put options written on individual stocks, slightly lower in relation to the current level of the applicable index than the exercise price of the put options written is to the price of the associated stock) when the option is purchased). The Fund may also buy index put options that are more or less “out-of-the-money.” Options that are more “out-of-the-money” provide the Fund with less protection against a decline in the applicable index.

Second, there is a risk that the value of the stock indices subject to purchased put options will not correlate with the value of the Fund’s portfolio holdings. The Fund intends to buy put options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of the Fund’s common stock portfolio (or that portion of its portfolio against which put options are acquired). The Fund will not, however, hold stocks that fully replicate the indices on which it buys put options. Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund’s stock holdings will normally include stocks not included in the indices on which it buys put options. Accordingly, the value of the indices may remain flat or increase in value at times when the Fund’s portfolio holdings are decreasing in value. Similarly, the indices may decrease in value but to a lesser extent than the Fund’s portfolio holdings. In such cases, the index put options would provide only a limited hedge against a decline in the value of the Fund’s portfolio holdings and may result in worse performance for the Fund than if it did not buy index put options. The use of index put options cannot serve as a complete hedge since the price movement of the indices underlying the options will not necessarily follow the price movements of the Fund’s portfolio holdings. Correlation risks are also presented in connection with the Fund’s selling of put options on individual stocks and purchasing index puts to hedge the associated increase in market risk. Purchasing index put options with respect to single stock put options written does not protect the Fund against the risk that the stocks against which put options are written decrease in value relative to the index on which put options are purchased and may result in greater costs and losses to the Fund than a strategy that does not involve such hedging.

Third, although the Fund intends initially to purchase index put options with respect to approximately 100% of the value of its common stock holdings and stocks subject to written put options, the Fund may in certain circumstances hold stock index put options with respect to only a portion of such amount, subject to the condition that, under normal market conditions, the Fund will hold index put options with respect to at least 80% of the value of its investments in common stocks. The portion of the Fund’s portfolio value against which index put options are not acquired will not benefit from this risk management strategy.

Index put options can be highly volatile instruments. This may cause options positions held to react to market changes differently than the Fund’s portfolio securities and stocks subject to written put options. A put option acquired by the Fund and not sold prior to expiration will expire worthless if the price of the index at expiration exceeds the exercise price of the option, thereby causing the Fund to lose its entire investment in the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. If the Fund were unable to close out an option that it had purchased, it would have to exercise the option in order to realize any profit or the option may expire worthless.

Risk of selling index call options
Under normal market conditions, a portion of the Fund’s common stock portfolio value will be subject to written index call options. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its options activities by writing options on one or more broad-based stock indices that the Adviser believes collectively approximate the characteristics of the Fund’s common stock portfolio (or that portion of its portfolio against which options are written). The Fund will not, however, hold stocks that fully replicate the indices on which it writes call options. Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund’s stock holdings will normally include stocks not included in the indices on which it writes call options. Consequently, the Fund bears the risk that the performance of its stock portfolio will vary from the performance of the indices on which it writes call options. As the writer of index call options, the

Fund will forgo, during the option’s life, the opportunity to profit from increases in the value of the applicable index above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the value of the applicable index decline. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the applicable index at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

Risks of selling put options on individual stocks
The Fund will write put options on individual stocks that the Adviser believes are attractive for purchase at prices at or above the exercise price of the put options written. The purchaser of a put option assumes the right to sell (put) the stock to the seller of the option at a specified price (the exercise price) on or before the expiration date of the option. If the value of the stock on the option expiration date is at or below the exercise price of the option, the Fund may be obligated to purchase the stock at the exercise price. In the event of a substantial depreciation in the value of the underlying stock, the Fund may incur a substantial loss. To implement its put options program most effectively, the Fund anticipates that a substantial portion of its put writing activity on individual stocks will be conducted in OTC markets.

Options risks generally
A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. Successful options strategies may require the anticipation of future movements in securities prices, interest rates and other economic factors. No assurances can be given that the Adviser’s judgments in this respect will be correct.

The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund may close out a written option position by buying the option instead of letting it expire or be exercised. Similarly, the Fund may close out a purchased option position by selling the option instead of holding until exercise. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position by buying or selling the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Fund’s options positions will be marked to market daily. The hours of trading for options may not conform to the hours during which common stocks held by the Fund are traded. To the extent that the options markets close before the markets for securities, significant price and rate movements can take place in the securities markets that would not be reflected concurrently in the options markets. The value of index options is affected by changes in the value and dividend rates of the securities represented in the underlying index, changes in interest rates, changes in the actual or perceived volatility of the associated index and the remaining time to the options’ expiration, as well as trading conditions in the options market. Similarly, the value of single stock options is affected by changes in the value and dividend rate of the underlying stock, changes in interest rates, changes in the actual or perceived volatility of the associated stock and the remaining time to the options’ expiration, as well as options market trading conditions.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and may impose certain other sanctions. The Fund will not write “naked” or uncovered call options.

To the extent that the Fund buys or writes options on indices based upon foreign stocks, the Fund generally intends to buy or sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as “section 1256 contracts” under the Code. Options on foreign indices that are listed for trading in the United States or which otherwise qualify as “section 1256 contracts” under the Code may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the United States. To implement its options program most effectively, the Fund may buy or sell index options that do not qualify as “section 1256 contracts” under the Code. Gain or loss on index options not qualifying as “section 1256 contracts” under the Code would be realized upon disposition, lapse or settlement of the positions and, generally, would be treated as short-term gain or loss.

OTC options risks
To implement its put options program most effectively, the Fund anticipates that a substantial portion of its put writing activity on individual stocks will be conducted in OTC markets. The Fund may also write index call options and buy index put options that trade in OTC markets. OTC options involve risk that the issuer or counterparty will fail to perform its contractual obligations. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of “exchange based” markets. Options traded in OTC markets will not be issued, guaranteed or cleared by the OCC. By engaging in option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such “counterparty risk” is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Fund to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate a settlement may increase the potential for losses to the Fund.

Tax risk
Reference is made to “Federal Income Tax Matters” for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Although the Fund seeks to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. The tax treatment and characterization of the Fund’s distributions may change over time due to changes in the Fund’s mix of investment returns and changes in the federal tax laws, regulations and administrative and judicial interpretations. The provisions of the Code applicable to qualified dividend income are set to expire at the close of 2010. Thereafter, the Fund’s distributions to Common Shareholders of qualified dividend income will be subject to tax at the higher rates that apply to ordinary income unless further legislative action is taken. There can be no assurances that after 2010, the current favorable tax treatment of qualified dividend income will be available to the Fund and its Common Shareholders. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income beginning in 2011 unless further legislative action is taken. Distributions paid on the Common Shares may be characterized variously as non-qualified dividends (taxable at ordinary income rates), qualified dividends (generally taxable at long-term capital gains rates), capital gains dividends (taxable at long-term capital gains rates) or return of capital (generally not currently taxable). The ultimate tax characterization of the Fund’s distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a Common Shareholder that are return of capital will be tax-free to the extent of the Common Shareholder’s current tax basis in his or her Common Shares, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of Common Shares. Common Shareholders are required to reduce their tax basis in Common Shares by the amount of tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the Common Shares. In order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, a Common Shareholder must meet certain prescribed holding period and other requirements with respect to his or her Common Shares. If positions held by the Fund were treated as “straddles” for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gain or loss on positions in a straddle are subject to special (and generally disadvantageous) rules as described under “Federal Income Tax Matters.” This discussion does not constitute tax or legal advice, and it is important to consult with a tax or legal advisor before investing.

Distribution risk
The quarterly distributions Common Shareholders will receive from the Fund will be sourced from the Fund’s dividends and interest income after payment of Fund expenses, net option premiums received, and net realized and unrealized gains on stock investments. The Fund’s cash available for distribution may vary widely over the short- and long-term. Dividends on common stocks are not fixed but are declared at the discretion of the issuer’s board of directors. If stock market volatility and/or stock prices decline, the premiums available from writing call options and writing put options on individual stocks will likely decrease as well. Payments to purchase put options and to close written call and put options will reduce amounts available for distribution. Net realized and unrealized gains on the Fund’s stock investments will be determined primarily by the direction and movement of the United States stock market and the particular stocks held. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

Risks of investing in mid-cap companies
The Fund may make investments in stocks of companies whose market capitalization is considered middle sized or “mid-cap.” Mid-cap companies often are newer or less established companies than larger capitalization companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Foreign security risk
The Fund may invest up to 40% of its total assets in securities of foreign issuers. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad (such as foreign brokerage costs, custodial expenses and other fees) are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation of assets, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations or repatriating capital invested in foreign countries. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on United States exchanges or in the United States over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Since the Fund may invest in securities denominated or quoted in currencies other than the United States dollar, the Fund may be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments held by the Fund and the accrued income and appreciation or depreciation of the investments in United States dollars. Changes in foreign currency exchange rates relative to the United States dollar will affect the United States dollar value of the Fund’s assets denominated in that currency and the Fund’s return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

Because foreign companies may not be subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to United States companies, there may be less or less reliable publicly available information about a foreign company than about a domestic company. There is generally less government supervision and regulation of foreign securities exchanges, broker-dealers and listed companies than in the United States. Mail service and other communications between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions in foreign securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable United States companies. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.

Emerging market security risk
The Fund may invest up to 5% of its total assets in securities of issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations may be limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend and interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

Interest rate risk
The premiums from writing options and amounts available for distribution from the Fund’s options activities may decrease in declining interest rate environments. The value of the Fund’s common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

Derivatives risk
In addition to the Fund’s primary options strategies, the risks of which are described above, the Fund may invest up to 20% of its total assets in other derivative investments acquired for hedging, risk management and investment purposes. However, excluding the Fund’s primary options strategies, no more than 10% of the Fund’s total assets may be invested in such other derivative instruments for speculative purposes. Derivative transactions including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between the Fund’s securities holdings and indices upon which derivative transactions are based. Derivatives can be illiquid, may disproportionately increase losses, and may have a potentially large impact on the Fund’s performance. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Fund’s performance, including offsetting gains realized in the Fund’s common stock holdings.

Liquidity risk
The Fund may invest without limitation in OTC options that may be deemed to be illiquid. In addition, the Fund may invest up to 15% of its total assets in other securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s net asset value, and at times may make the disposition of securities impracticable.

Inflation risk
Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

Portfolio turnover risk
The Fund will buy and sell securities to seek to accomplish its investment objectives. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. On an overall basis, the Fund expects that its annual turnover rate will exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

Financial leverage risk
Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund’s distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds are not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fee will be higher when leverage is utilized, which may create an incentive for the Adviser to employ financial leverage. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

Management risk
The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance and its individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund’s investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance and its individual portfolio managers to develop and actively implement investment strategies that achieve the Fund’s investment objectives. There is no assurance that Eaton Vance and its individual portfolio managers will be successful in developing and implementing the Fund’s investment strategy. Subjective decisions made by Eaton Vance and its individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

Market disruption
The war in Iraq, instability in the Middle East and terrorist attacks around the world may adversely affect the performance of U.S. and worldwide financial markets and may cause economic uncertainties in the U.S. and worldwide. The Fund cannot predict the future course of world affairs or the effects of significant future events on the U.S. economy and securities markets. Given these risks, an investment in the Common Shares may not be appropriate for all investors. You should carefully consider your ability to assume these risks before making an investment in the Fund.

Limited diversification risk
The Fund is a “diversified” investment company under the 1940 Act, which means that, subject to its investment restrictions and applicable federal income tax diversification requirements, with respect to 25% of its gross assets, it will be able to invest more than 5% of the value of its gross assets in the obligations of any single issuer.  To the extent the Fund invests a relatively high percentage of its assets in obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Anti-takeover provisions
The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Investment Objectives, Policies and Risks” and “Description of Capital Structure — Anti-Takeover Provisions in the Agreement and Declaration of Trust”.

Management of the Fund

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (defined below), is the responsibility of the Fund’s Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance Management acts as the Fund’s investment adviser under an Investment Advisory Agreement (the “Advisory Agreement”).  The Adviser’s principal office is located at Two International Place, Boston, MA 02110.  Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment funds since 1931.  As of June 30, 2010, Eaton Vance and its affiliates managed approximately $165.4 billion of assets, including approximately $96.9 billion in equity assets.  Eaton Vance is a direct, wholly owned subsidiary of Eaton Vance Corp., a publicly held holding company that, through its subsidiaries and affiliates, engages primarily in investment management and administration.

Under the general supervision of the Fund’s Board, Eaton Vance is responsible for the Fund’s investment program, structuring and managing the Fund’s common stock portfolio, and developing and monitoring the Fund’s options strategies. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser’s organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 1.00% of the average daily gross assets of the Fund. For purposes of the Advisory Agreement, gross assets of the Fund means total assets of the Fund, including any form of investment leverage that the Fund may utilize, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies and/or (iv) any other means. During any periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s gross assets, including amounts attributable to financial leverage

Walter A. Row and Michael A. Allison are the Fund’s portfolio managers. Mr. Row and Mr. Allison are the portfolio managers responsible for the day-to-day management of Eaton Vance’s responsibilities with respect to the Fund’s investment portfolio.

Mr. Row is Vice President and Head of Structured Equity Portfolios at Eaton Vance. He is a member of Eaton Vance’s Equity Strategy Committee and manager of four other Eaton Vance registered closed-end funds. He has been a member of Eaton’s Vance’s equity investment team since 1996, and has 29 years of investment experience.

Mr. Allison is a Vice President of Eaton Vance, a member of the Equity Strategy Committee and co-manager of six other Eaton Vance registered closed-end funds. He has been a member of Eaton Vance’s equity investment team since 2000, and has 19 years of investment experience.

The Fund and the Adviser have adopted a Code of Ethics relating to personal securities transactions.  The Code of Ethics permits Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes of Ethics.

THE ADMINISTRATOR

Eaton Vance serves as administrator of the Fund. Under an Administration Agreement with the Fund (the “Administration Agreement”), Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Board and shareholders’ meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund’s business. Eaton Vance currently receives no compensation for providing administrative services to the Fund. In addition to the management fee, the Fund pays all costs and expenses of its operation, including compensation of its Trustees (other than those affiliated with the Adviser), custodial expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of preparing Fund documents and reports to governmental agencies, and taxes and filing or other fees, if any.

Plan of distribution

The Fund intends to enter into a Distribution Agreement with EVD, a form of which will be filed as an exhibit to the Registration Statement of which this prospectus is a part.  The summary of the Distribution Agreement contained herein is qualified by reference to the Distribution Agreement.  Subject to the terms and conditions of the Distribution Agreement, the Fund may issue and sell Common Shares of the Fund from time to time through EVD, which is the principal underwriter of the Common Shares, through certain broker-dealers which will have entered into selected dealer agreements with EVD.  The Common Shares will only be sold on such days as shall be agreed to by the Fund and EVD.

The Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE, subject to a minimum price to be established each day by the Fund.  The minimum price on any day will not be less than the current NAV per

Common Share plus the per Common Share amount of the commission to be paid to EVD.  The Fund and EVD will suspend the sale of Common Shares if the per Common Share price of the Common Shares is less than the minimum price.

The Fund will compensate EVD with respect to sales of the Common Shares at a fixed commission rate based upon the premium at which the Fund’s Common Shares are trading on the NYSE on the day of the sale transaction according to the following schedule:

Market Price Premium of Common Shares to NAV on Day of Sale	Commission
1.0% up to and including 2.0%	[1.0%]
Over 2.0% up to and including 3.0%	[1.75%]
Over 3.0% up to and including 4.0%	[2.5%]
Over 4.0%	[3.0%]

EVD will compensate broker-dealers participating in the offering based on the number of Common Shares sold by the broker-dealer in an amount equal to 80% of the applicable gross commission paid by the Fund to EVD according to the schedule above.  EVD may from time to time change the dealer re-allowance.  The Fund will retain the value of the difference between the premium of the Common Shares and the commission paid on the sale of the Common Shares in the Offering.  In all cases, the Fund will receive as net proceeds per Common Share sold an amount at least equal to the NAV per Common Share.

Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made. Unless otherwise indicated in a further prospectus supplement, EVD as underwriter will act as underwriter on a reasonable efforts basis.

In connection with the sale of the Common Shares on behalf of the Fund, EVD may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), and the compensation of EVD may be deemed to be underwriting commissions or discounts. EVD will act as underwriter on a reasonable efforts basis, unless otherwise indicated by a prospectus supplement.

The offering of Common Shares pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of all Common Shares subject thereto or (ii) termination of the Distribution Agreement.  The Fund and EVD each have the right to terminate the Distribution Agreement in its discretion at any time.

The Adviser will pay the expenses of the Offering (other than the applicable commissions).  Offering expenses generally include, but are not limited to, the preparation, review and filing with the SEC of the Fund’s registration statement (including this prospectus and the Statement of Additional Information (“SAI”)), the preparation, review and filing of any associated marketing or similar materials, costs associated with the printing, mailing or other distribution of the prospectus, SAI and/or marketing materials, associated filing fees, NYSE listing fees, and legal and auditing fees associated with the Offering.

Distributions and taxes [to be updated]

Distributions
Commencing with the Fund’s first distribution, the Fund intends to make regular quarterly distributions to Common Shareholders sourced from the Fund’s cash available for distribution. “Cash available for distribution” will consist of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums received, and net realized and unrealized gains on stock investments. The Fund’s net distribution rate may be adjusted from time to time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 75 days and paid approximately 90 to 120 days after the completion of this offering, depending on market conditions. Distributions are not expected to depend on financial leverage.

The Fund’s annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. To the extent that the Fund’s net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund’s investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions. The Adviser does not believe that retaining net capital gains and paying tax thereon would have a material adverse effect on the Fund or the Common Shareholders.

If, for any calendar year, as discussed above, the total distributions made exceed the Fund’s net investment taxable income and net capital gains, the excess generally will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual cash available for distribution. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution for that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares’ net asset value.

Common Shareholders may automatically reinvest some or all of their distributions in additional Common Shares under the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

The Fund has applied for and received an order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per taxable year). At times, the Fund will consider increasing the frequency of its regular distributions to Common Shareholders from quarterly to monthly

Federal income tax matters
The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term capital gains (after reduction by net long term capital losses and any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying federal income or excise tax thereon. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund’s taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by 65 percent of the allocated gain. Distributions of the Fund’s net capital gain (“capital gain distributions”), if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of the Fund’s net realized short-term gains will be taxable as ordinary income.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder’s adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the maximum tax rates applicable to long-term capital gain (including capital gain distributions). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction (“DRD”) with respect to all (or any prescribed percentage) of the distributions it receives from the Fund. Fund distributions that are attributable to qualified dividend income received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the DRD.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the DRD in the case of corporate shareholders. To later requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the income requirement that applies to RICs. While it may not always be successful in doing so, the Fund will seek to avoid or minimize the adverse tax consequences of its investment practices.

For the Fund’s index call options and index put options that qualify as “section 1256 contracts,” Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Fund at the end of a taxable year is sold or closed out in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most exchange-listed index options, “section 1256 contracts” under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

The Fund’s positions in single stock options and index options that do not qualify as “section 1256 contracts” under the Code generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term. For an option purchased by the Fund that is not a “section 1256 contract” any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that neither the index call options it writes nor the index put options it buys will, together with the Fund’s portfolio of common stocks, be considered straddles for this purpose because the Fund’s portfolio of common stocks will be sufficiently dissimilar from the components of each index on which it has outstanding options positions under applicable guidance established by the IRS. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is acquired within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the stock or securities.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are “section 1256 contracts.” Alternatively, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the “section 1256 contract” positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that has appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Under the “Jobs and Growth Tax Relief Reconciliation Act of 2003” (the “2003 Tax Act”), certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder, as discussed below, and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from United States corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

Subject to certain exceptions, a “qualified foreign corporation” is any foreign corporation that is either (i) incorporated in a possession of the United States (the “possessions test”), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States that the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the “treaty test”).  The Secretary of the Treasury has currently identified tax treaties between the United States and 55 other countries that satisfy the treaty test. Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a “qualified foreign corporation” with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an ADR in respect of such stock, is considered “readily tradable” if it is listed on a national securities exchange that is registered under section 6 of the Securities Exchange Act of 1934, as amended, or on the National Association of Securities Dealers Automated Quotations system. Foreign corporations that are passive foreign investment companies will not be “qualified foreign corporations.”

In order for qualified dividends paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 121-day period surrounding the ex-dividend date. For dividends the Fund receives to qualify for tax-advantaged treatment, the Fund must hold stock paying qualified dividend income for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, neither a Common Shareholder nor the Fund can be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to his or her Common Shares or such stock, respectively. Gains on option positions treated as short-term and other short-term gains, interest income and non-qualified dividends are not eligible for the lower tax rate. The special rules relating to the taxation of ordinary income dividends paid by the Fund that are attributable to the Fund’s qualified income only apply to taxable years beginning before January 1, 2011. Thereafter, all of the Fund’s distributions that are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify for favorable treatment under the 2003 Tax Act. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2011 unless further legislative action is taken.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the Common Shareholder’s adjusted tax basis in the Common Shares sold. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other noncorporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less (in 2007, 35%), or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as any capital gain distributions) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to certain individuals and certain other noncorporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to “backup” federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2007, 28%).

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. A more complete discussion of the tax rules applicable to the Fund and the Common Shareholders can be found in the Statement of Additional Information that is incorporated by reference into this Prospectus. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes. The Fund has not received a formal opinion of tax counsel. However, the Adviser previously received an opinion from tax counsel with respect to certain tax matters presented by the Fund in connection with the offering of a similar closed-end fund managed by the Adviser and has been informed by such counsel that there have not been intervening changes in the law relating to these matters.

Dividend reinvestment plan

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), unless a Common Shareholder elects to receive distributions in cash, all distributions (including capital gain dividends) will be automatically reinvested in additional Common Shares.

 American Stock Transfer & Trust Company (the “Plan Agent”) serves as agent for the Common Shareholders in administering the Plan.  Common Shareholders who elect not to participate in the Plan will receive all Fund distributions in cash paid by check mailed directly to the Common Shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by the Plan Agent., as disbursing agent.  Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date.

Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.  If on the payment date for the distribution, the NAV per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants.  The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution by the NAV per Common Share on the date the Common Shares are issued, provided that the maximum discount from the then current market price per Common Share on the date of issuance may not exceed 5%.  If on the distribution payment date the NAV per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases.  If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Agent may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date.  Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records.  Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan.  The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.  In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges to Common Shares issued directly by the Fund as a result of distributions payable either in Common Shares or in cash.  However, each Plan participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan.  If the market price (plus commissions) of the Common Shares is above their NAV, participants in the Plan will receive Common Shares of the Fund purchased at a discount to market price and having a current value that exceeds the cash distributions they would have otherwise received on their Common Shares.  If the market price (plus commissions) of the Common Shares is below their NAV, Plan participants will receive Common Shares with a NAV that exceeds the cash distributions they would have otherwise received on their Common Shares.  There may, however, be insufficient Common Shares available in the market at prices below NAV to satisfy the Plan’s requirements, in which case the Plan Agent will acquire newly issued Common Shares.  Also, since the Fund does not redeem its Common Shares, the price on resale may be more or less than their NAV.

Experience under the Plan may indicate that changes are desirable.  Accordingly, upon 30 days’ notice to Plan participants, the Fund reserves the right to amend or terminate the Plan.  A Plan participant will be charged a $5.00 service charge and pay brokerage charges whenever he or she directs the Plan Agent to sell Common Shares held in a distribution reinvestment account.

All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560.  Please call 1-866-706-0514 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time if you have questions regarding the Plan.

Description of capital structure

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated April 4, 2007 and filed that day with the Secretary of The Commonwealth (the “Declaration of Trust”).  The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest.  The Board has authorized an unlimited number of Common Shares.  The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the NYSE.

COMMON SHARES

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional Common Shares of beneficial interest, $0.01 par value per Common Share.  Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund.  Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board.  The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the holders of Common Shares.  Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC.  Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the holders of the Common Shares.  The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, requires inclusion of a clause to that effect in every agreement entered into by the Fund and, in coordination with the Fund’s By-laws, indemnifies shareholders against any such liability.  Although shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the trust as though they were general partners, the provisions of the Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability for Common Shareholders remote.

The Fund has no current intention to issue preferred shares or to borrow money. However, if at some future time there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund’s total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus the applicable redemption premium, if any, together with any accrued and unpaid distributions thereon, whether or not earned or declared and on a cumulative basis).  In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of the preferred shares from a nationally recognized statistical rating agency (a “Rating Agency”).  These requirements may include an asset coverage test more stringent than under the 1940 Act.  This limitation on the Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes.  If the Fund were in the future to issue preferred shares or borrow money, it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund’s status as a regulated investment company.  See “Investment objective, policies and risks” and “Distributions and taxes.”  Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein.  Other offerings of its Common Shares, if made, will require approval of the Board.  Any additional offering will not be sold at a price per Common Share below the then current NAV (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding Common Shares.  The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates.  However, upon written request to the Fund’s transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor’s account. Common Share certificates that have been issued to an investor may be returned at any time.

REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end funds frequently trade at a discount to their NAVs, the Board has determined that from time to time it may be in the interest of Common Shareholders for the Fund to take corrective actions.  The Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the NAV of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund’s expenses, whether such transactions would impair the Fund’s status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions which may have a material effect on the Fund’s ability to consummate such transactions.  There are no assurances that the Board will, in fact, decide to undertake either of these actions or if undertaken, that such actions will result in the Common Shares trading at a price which is equal to or approximates their NAV.  In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of Common Shareholders, the Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount.

PREFERRED SHARES

The Fund has no current intention of issuing any shares other than the Common Shares. However, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights (the “preferred shares”) in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating for preferred shares, asset coverage requirements in addition to those set forth in the 1940 Act may be imposed. The liquidation value of any preferred shares would be expected to equal their aggregate original purchase price plus applicable redemption premium, if any, together with any accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of any preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Declaration of Trust) if and when it authorizes preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of such preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate as redetermined on any preferred shares could exceed the Fund’s return after expenses on the investment of proceeds from the preferred shares and the Fund’s leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (equal to the original purchase price per share plus the applicable redemption premium, if any, together with accrued and unpaid distributions, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to holders of Common Shares.  After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund.

Holders of preferred shares, voting as a class, would be entitled to elect two of the Fund’s Trustees, if any preferred shares are issued. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be entitled to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required under the 1940 Act. In this regard, holders of preferred shares may, for example, be entitled to elect a majority of the Fund’s Board if only one dividend on the preferred shares is in arrears.

In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a Rating Agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Based on previous guidelines established by Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by a Rating Agency would be more or less restrictive than those described in this Prospectus.

CREDIT FACILITY/COMMERCIAL PAPER PROGRAM

The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. If, in the future, the Fund determines to engage in investment leverage using borrowings, the Fund may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program (“Program”), pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Borrowings under such a Program would not be expected to be convertible into any other securities of the Fund. Outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty, and no sinking fund or mandatory retirement provisions would be expected to apply. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the Program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the Program against liabilities they may incur in connection with the Program.

In addition, the Fund expects that any such Program would contain covenants that, among other things, likely would limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. Under the 1940 Act, the Fund is not permitted to incur indebtedness unless immediately after such borrowings the Fund has an asset coverage of at least 300% of the aggregate outstanding principal balance of indebtedness (i.e., such indebtedness may not exceed 331/3% of the value of the Fund’s total assets, including the amount borrowed). The Fund expects that any Program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a Program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such Program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

EFFECTS OF POSSIBLE FUTURE LEVERAGE

As discussed above, the Fund has no current intention to issue preferred shares or to borrow money for the purpose of obtaining investment leverage. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent that amounts available for distribution derived from securities purchased with the proceeds of leverage exceed the cost of such leverage, the Fund’s distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with leverage proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. See “Investment Objectives, Policies and Risks — Risk Considerations — Financial Leverage Risk.”

In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund’s average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering. See “Investment Objectives, Policies and Risks — Risk Considerations — Financial Leverage Risk.”

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, thereby potentially depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.  These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund.

The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders.  At each annual meeting, one class of Trustees is elected to a three-year term.  This provision could delay for up to two years the replacement of a majority of the Board.  A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders (“Principal Shareholders”) of a class of shares and their associates, unless the Board has approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect.  For these purposes, a Principal Shareholder refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund.  The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally.  Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CONVERSION TO OPEN-END FUND

The Fund may be converted from a “closed-end company” to an “open-end company,” as those terms are defined in Section 5(a)(2) and 5(a)(1), respectively, of the 1940 Act at any time if approved by the lesser of (i) two-thirds or more of the Fund’s then outstanding Common Shares and preferred shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and preferred shares (if any), each voting separately as a class, if such conversion is recommended by at least 75% of the Trustees then in office.  If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings.  In the event of conversion, the Common Shares would cease to be listed on the NYSE or other national securities exchange or market system.  The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company.

Common Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption.  If converted to an open-end management investment company, the Fund expects to pay all such redemption requests in cash, but intends to reserve the right to pay redemption requests in a combination of cash or securities.  If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash.  If the Fund were converted to an open-end management investment company, it is likely that new Common Shares would be sold at NAV plus a sales load.

Custodian and transfer agent

State Street Bank and Trust Company (“State Street”), 200 Clarendon Street, Boston, MA 02116 is the custodian of the Fund and will maintain custody of the securities and cash of the Fund.  State Street maintains the Fund’s general ledger and computes NAV per share at least weekly.  State Street also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund’s investments and receives and disburses all funds.  State Street also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

American Stock Transfer & Trust Company is the transfer agent and dividend disbursing agent of the Fund.

Legal opinions

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by K&L Gates LLP, Boston, Massachusetts.

Reports to stockholders

The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent registered public accounting firm

[     ], are the independent registered public accounting firm for the Fund and audit the Fund’s financial statements.

Additional information

This prospectus and the Statement of Additional Information do not contain all of the information in the Registration Statement that the Fund has filed with the SEC (file No. 811-22044).  The complete Registration Statement may be obtained from the SEC at www.sec.gov.  See the cover page of this prospectus for information about how to obtain a paper copy of the Registration Statement or Statement of Additional Information without charge.

Table of contents for the Statement of Additional Information [to be updated]

Additional investment information and restrictions
Trustees and officers
Investment advisory and other services
Determination of net asset value
Portfolio trading
Taxes
Other information
Independent registered public accounting firm
Other information
Financial statements
Appendix A: Proxy voting policy and procedures

The Fund’s privacy policy

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

●
Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

●
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

●	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

●
We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Real Estate Management and Boston Management and Research.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

[EATON VANCE LOGO]

SUBJECT TO COMPLETION July  __, 2010

STATEMENT OF ADDITIONAL INFORMATION
    July                      , 2010

Eaton Vance Risk-Managed Diversified Equity Income Fund
Two International Place
Boston, Massachusetts 02110
(800) 225-6265

TABLE OF CONTENTS

Page
Additional investment information and restrictions
Trustees and officers
Investment advisory and other services
Determination of net asset value
Portfolio trading
Plan of distribution
Taxes
Other information
Independent registered public accounting firm
Financial statements
Appendix A: Proxy voting policy and procedures	A-

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SEC IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND (THE “FUND”) DATED JULY           , 2010, AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.

Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the Fund’s prospectus.

Additional investment information and restrictions
Primary strategies are defined in the Fund’s prospectus.  The following is a description of the various investment practices that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks.  The Adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help achieve the Fund’s investment objectives.

Equity investments
As described in the Prospectus, the Fund invests primarily in common stocks.

Preferred stocks
The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its total assets invested in preferred stocks, to invest only in preferred stocks of investment grade quality as determined by S&P, Fitch or Moody’s or, if unrated, determined to be of comparable quality by Eaton Vance. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks as more fully described in the Prospectus.

Derivative instruments
In addition to the intended strategy of buying and selling put options and selling index call options, the Fund may invest up to 20% of its total assets in other derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies). However, excluding the Fund’s strategy of buying and selling put options and selling index call options, no more than 10% of the Fund’s total assets may be invested in such other derivative instruments for speculative purposes. As a result of the Fund’s primary options strategies and the ability to invest in other derivative instruments as described herein, 100% of the Fund’s total assets may be subject to derivative instruments. These strategies may be executed through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative contracts based on exchange-listed and equity and fixed-income indices and other instruments; purchase and sell futures contracts and options thereon; and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. Transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, indices or the other financial instruments’ prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter (“OTC”) derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for certain written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Fund’s use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will be advantageous.

2

Foreign exchange traded futures contracts and options thereon may be used only if the Adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

Short sales
 The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Adviser is under no obligation to utilize short sales at all.

Securities lending

As described in the Prospectus, the Fund may seek to earn income by lending portfolio securities to broker-dealers and other institutional investors. Cash collateral received by the Fund in respect of loaned securities is invested in Eaton Vance Cash Collateral Fund, LLC (“Cash Collateral Fund”), a privately offered investment company holding high quality, U.S. dollar denominated money market instruments. As compensation for its services as manager, Eaton Vance is paid a fee at a rate of 0.08% annually of the average daily net assets of Cash Collateral Fund. Eaton Vance pays all of Cash Collateral Fund’s custody, audit and other ordinary operating expenses, excluding extraordinary, non-recurring items such as expenses incurred in connection with litigation, proceedings, claims and reorganization expenses. Payments to Eaton Vance for managing Cash Collateral Fund are in addition to the investment advisory fee paid by the Fund to Eaton Vance.

Cash equivalents

The Fund may invest in cash equivalents to invest daily cash balances or for temporary defensive purposes. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. Government obligations and may include Cash Management Portfolio, an affiliated money market fund which invests in such short-term securities.

Exchange-traded funds

The Fund may invest in shares of exchange-traded funds (collectively, “ETFs”), which are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international and may include Standard & Poor’s Depositary Receipts (“SPDRs”), DIAMONDS, Nasdaq-100 Index Tracking Stock (also referred to as “Nasdaq-100 Shares”), iShares exchange-traded funds (“iShares”), such as iShares Russell 2000 Growth Index Fund and HOLDRS (Holding Company Depositary Receipts). ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indices of SPDRs, DIAMONDS and Nasdaq-100 Shares are the Standard & Poor’s 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

Investments in ETFs are generally subject to limits in the 1940 Act on investments in other investment companies. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by the Fund. Moreover, the Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Typically, ETF programs bear their own operational expenses, which are deducted from the dividends paid to investors. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

3

Pooled investment vehicles
The Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of pooled investment vehicles including other investment companies unaffiliated with the Adviser. The Fund will indirectly bear its proportionate share of any management fees paid by pooled investment vehicles in which it invests in addition to the advisory fee paid by the Fund. Please refer to “Cash Equivalents” for additional information about investment in other investment companies. The 10% limitation does not apply to the Fund’s investment in money market funds and certain other pooled investment vehicles. If the Fund invests in Cash Management Portfolio, an affiliated money market fund, the management fee paid on such investment will be credited against the Fund’s management fee.

INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of the Fund.  Accordingly, as a matter of fundamental policy, the Fund may not:

    (1)  Borrow money, except as permitted by the 1940 Act;

    (2)  Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (1) above;

    (3)  Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).  The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

    (4)  Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

    (5)  Make loans to other persons, except by (a) the acquisition of loans, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements, and (c) lending its portfolio securities;

    (6)  Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate.  The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

    (7)  Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments;

    (8) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

    (9) Invest more than 25% of its total assets in issuers in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

In regard to 5(c), the value of the securities loaned by the Fund may not exceed 331/3% of its total assets.

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

4

For purposes of construing restriction (9), securities of the U.S. Government, its agencies, or instrumentalities are not considered to represent industries. Municipal obligations backed by the credit of a governmental entity are also not considered to represent industries.

The Fund has adopted the following nonfundamental investment policy which may be changed by the Board without approval of the Fund’s shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon the Board’s approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

Trustees and officers

The  Trustees  of the  Fund  are  responsible  for the  overall  management  and supervision  of the affairs of the Fund.  The  Trustees and officers of the Fund are listed below.  Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.  The “noninterested Trustees” consist of those  Trustees  who are not  “interested  persons” of the  Fund, as that term is defined  under the 1940 Act.  The business  address of each Trustee and  officer is Two  International Place,  Boston, Massachusetts 02110.  As used in this SAI, “EVC” refers to Eaton Vance Corp., “EV”  refers  to Eaton  Vance,  Inc.,  “BMR”  refers to  Boston  Management  and Research,  and “EVD” refers to Eaton Vance  Distributors Inc.  EVC and EV are the corporate parent and trustee,  respectively, of Eaton Vance and BMR.  Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years, and Other Relevant Experience	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships Held During Last Five Years
Interested Trustee
Thomas E. Faust Jr. 5/31/58	Class I Trustee and Vice President	Until 2011. 3 years. Trustee and Vice President since 2007	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of Eaton Vance and BMR, and Director of EVD. Trustee and/or officer of 181 registered investment companies and 3 private investment companies managed by Eaton Vance or BMR. Mr. Faust is an interested person because of his positions with BMR, Eaton Vance, EVC, EVD and EV, which are affiliates of the Fund.	181
Director of EVC. Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2007-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2007-2008) and Eaton Vance National Municipal Income Trust (2007-2009).

5

Noninterested Trustees
Benjamin C. Esty 1/2/63	Class I Trustee	Until 2011. 3 years. Trustee since 2007.	Roy and Elizabeth Simmons Professor of Business Administration and Finance and Unit Head, Harvard University Graduate School of Business Administration.	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2005-2008) and Eaton Vance National Municipal Income Trust (2006-2009).
Allen R. Freedman 4/3/40	Class I Trustee	Until 2011. 3 years. Trustee since 2007.	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	181
Director of Assurant, Inc. (insurance provider), and Stonemor Partners L.P. (owner and operator of cemeteries). Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2007-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2007-2008) and Eaton Vance National Municipal Income Trust (2007-2009).

6

William H. Park 9/19/47	Class II Trustee	Until 2012. 3 years. Trustee since 2003.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2003-2008) and Eaton Vance National Municipal Income Trust (2003-2009).
Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2012. 3 years. Trustee since 2007.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2003-2008) and Eaton Vance National Municipal Income Trust (2003-2009).
Helen Frame Peters 3/22/48	Class II Trustee	Until 2012. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	181
Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009). Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2008-2010).

7

Heidi L. Steiger 7/8/53	Class II Trustee	Until 2010. 3 years. Trustee since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	181
Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm). Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2007-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2007-2008) and Eaton Vance National Municipal Income Trust (2007-2009).

Lynn A. Stout 9/14/57	Class III Trustee	Until 2010. 3 years. Trustee since 2007.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Nationally-recognized expert on corporate law, corporate governance, and securities regulation and author of numerous academic and professional papers on these topics.	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2002-2008) and Eaton Vance National Municipal Income Trust (1998-2009).

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Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2010. 3 years. Chairman of the Board and Trustee since 2007.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	181	Formerly, Trustee of Eaton Vance Credit Opportunities Fund (2005-2010), Eaton Vance Insured Florida Plus Municipal Bond Fund (2005-2008) and Eaton Vance National Municipal Income Trust (2006-2009).
(1)	Includes both master and feeder funds in master-feeder structure.
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PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Name and Date of Birth	Position(s) with the Fund	Term of Office and Length of Service	Principal Occupations During Past Five Years
DUNCAN W. RICHARDSON 10/26/57	President	Since 2007

Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, Eaton Vance and BMR. Officer of 82 registered investment companies managed by Eaton Vance or BMR.  Officer of 90 registered investment companies managed by Eaton Vance or BMR

MICHAEL A. ALLISON 10/26/64	Vice President	Since 2007	Vice President of Eaton Vance and BMR. Officer of 22 registered investment companies managed by Eaton Vance or BMR. Officer of 90 registered investment companies managed by Eaton Vance or BMR
WALTER A. ROW, III 7/20/57	Vice President	Since 2007	Vice President of Eaton Vance and BMR. Officer of 23 registered investment companies managed by Eaton Vance or BMR. Officer of 90 registered investment companies managed by Eaton Vance or BMR
BARBARA E. CAMPBELL 6/19/57	Treasurer	Since 2007	Vice President of Eaton Vance and BMR. Officer of 178 registered investment companies managed by Eaton Vance or BMR. Officer of 90 registered investment companies managed by Eaton Vance or BMR
MAUREEN A. GEMMA 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of Eaton Vance and BMR. Officer of 178 registered investment companies managed by Eaton Vance or BMR.
PAUL M. O’NEIL 7/11/53	Chief Compliance Officer	Since 2007	Vice President of Eaton Vance and BMR. Officer of 178 registered investment companies managed by Eaton Vance or BMR. Officer of 90 registered investment companies managed by Eaton Vance or BMR

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The Board of Trustees has general oversight responsibility with respect to the business and affairs of the Fund. The Board has engaged an investment adviser to manage the Fund and an administrator to administer the Fund and is responsible for overseeing such adviser and administrator and other service providers to the Fund. The Board is currently composed of nine Trustees, including eight Trustees who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each, an “Independent Trustee”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, the Board has established five committees to assist the Board in performing its oversight responsibilities.

The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust or By-laws, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of the Board’s general oversight of the Fund and is addressed as part of various activities of the Board of Trustees and its Committees. As part of its oversight of the Fund, the Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser, the administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can be mitigated. Each of the adviser, administrator, principal underwriter and the other Fund service providers has its own, independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects.

The Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Fund performance. The Board has appointed the Fund’s CCO who oversees the implementation and testing of the Fund compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the advisory, distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board approves and periodically reviews valuation policies and procedures applicable to valuing the Fund shares. The administrator and the investment adviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provides reports periodically to the Board regarding these and related matters. In addition, the Board or the Audit Committee of the Board receives reports periodically from the independent public accounting firm for the Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with funds. Reports received from service providers, legal counsel and the independent public accounting firm assist the Board in performing its oversight function.

The Board of the Fund have several standing Committees, including the Governance Committee, the Audit Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Contract Review Committee (formerly, the Special Committee).  Each of the Committees are comprised of only noninterested Trustees.

Mmes. Stout (Chair), Peters and Steiger and Messrs. Esty, Freedman, Park, Pearlman and Verni are members of the Governance Committee.  The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.  As of the date of this SAI, the Governance Committee has convened [ ]times.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate, including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position, and is received in a sufficiently timely manner.

Messrs. Park (Chair) and Verni and Mmes. Steiger and Stout are members of the Audit Committee.  The Board has designated Mr. Park, a noninterested Trustee, as audit committee financial expert. The Audit Committee’s purposes are to (i) oversee the Fund’s

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accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement of the Fund.  As of the date of this SAI the Audit Committee has convened [ ] times.

Messrs. Verni (Chair), Esty, Freedman, Park and Pearlman and Ms. Peters are currently members of the Contract Review Committee.  The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any service provider (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or investors therein; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of the other Committees of the Board.  As of the date of this SAI the Contract Review Committee convened [ ] times.

Messrs. Esty (Chair) and Freedman and Ms. Peters are currently members of the Portfolio Management Committee.  The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by the Fund and its investment adviser and sub-adviser(s), if applicable, relative to the Fund’s stated objective, strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Fund; and (iii) assist the Board in its monitoring of the performance results of the Fund, giving special attention to the performance of certain funds and portfolios that it or the Board identifies from time to time.  As of the date of this SAI, the Portfolio Management Committee convened [ ] times.

Mr. Pearlman (Chair) and Mmes. Steiger and Stout are currently members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Fund; (ii) serve as a liaison between the Board and the Fund’s Chief Compliance Officer (the “CCO”); and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.  As of the date of this SAI the Compliance Reports and Regulatory Matters Committee convened [ ] times.

Share Ownership.  The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2009.  Interests in a Eaton Vance portfolio cannot be purchased by a Trustee.

Name of Trustee	Dollar Range of Equity Securities Owned in the Fund	Aggregate Dollar Range of Equity Securities Owned in All Registered Funds Overseen by Trustee in the Eaton Vance Fund Complex
Interested Trustee
Thomas E. Faust Jr.	None	Over $100,000
Noninterested Trustees
Benjamin C. Esty	None	Over $100,000
Allen R. Freedman	None	Over $100,000
William H. Park	None	Over $100,000
Ronald A. Pearlman	None	Over $100,000
Helen Frame Peters	None	Over $100,000
Heidi L. Steiger	None	Over $100,000
Lynn A. Stout	None	Over $100,000*
Ralph F. Verni	None	Over $100,000*
* Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan

As of December 31, 2009, no noninterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

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During the calendar years ended December 31, 2008 and December 31, 2009, no noninterested Trustee (or their immediate family members) had:

1.	Any direct or indirect interest in Eaton Vance, EVC, EVD, or any person controlling, controlled by or under common control with EVC, EVD;

2.
Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD; (iii) EVC, EVD; (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above; or

3.
Any direct or indirect relationship with (i) the Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD; (iii) EVC, EVD; or (iv) a person controlling, controlled by or under common control with EVC, EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2008 and December 31, 2009, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the board of directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Trustees’ Plan”).  Under the Trustees’ Plan, an eligible Trustee may elect to have his or her deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees’ Plan will be determined based upon the performance of such investments.  Deferral of Trustees’ fees in accordance with the Trustees’ Plan will have a negligible effect on the assets, liabilities, and net income per share of the Fund and will not obligate the Fund to retain the services of any Trustee or obligate the Fund, to pay any particular level of compensation to the Trustee.  The Fund, does not have a retirement plan for Trustees.

The fees and expenses of the Trustees of the Fund, are paid by the Fund.  (A Trustee of the Fund who is a member of the Eaton Vance organization receives no compensation from the Fund.)  During the fiscal year ended December 31, 2009, the Trustees of the Fund earned the following compensation in their capacities as Trustees from the Fund.  For the year ended December 31, 2009, the Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

Source of Compensation	Benjamin C. Esty	Allen R. Freedman	William H. Park	Ronald A. Pearlman	Helen Frame Peters	Heidi L. Steiger	Lynn A. Stout(2)	Ralph F. Verni(3)
Fund	$6,063	$5,536	$6,063	$6,063	$4,809	$5,536	$6,063(2)	$8,568(3)
Fund and Fund Complex	$230,000	$210,000	$230,000	$230,000	$183,750	$210,000	$230,000 (4)	$325,000 (5)

(1)
As of February 11, 2010, the Eaton Vance Fund Complex consisted of 178 registered investment companies or series thereof. The compensation schedule disclosed above reflects the current compensation schedule, but may not have been in place for each Fund’s full fiscal year ended December 31, 2009 or the full calendar year ended December 31, 2009. Amounts do not include expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $47,958 for the calendar year ended December 31, 2009.

(2)	Includes $1,330 of deferred compensation.
(3)	Includes $4,804 of deferred compensation.
(4)	Includes $45,000 of deferred compensation.
(5)	Includes $162,500 of deferred compensation.

Proxy Voting Policy.  The Fund is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser’s proxy voting policies and procedures (the “Policies”). The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. An independent proxy voting service has been retained to assist in the voting of the Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In the event that a conflict of interest arises between the Fund’s shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund, except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the Adviser on the appropriate course of action. The Fund’s and the Adviser’s Proxy Voting Policies and Procedures are attached as Appendix B to this SAI.

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Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the SEC’s website at http://www.sec.gov.

Investment advisory and other services

The Investment Adviser.  Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931.  They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients.  The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities.  The equity group covers stocks ranging from blue chip to emerging growth companies.  Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or Administration Agreement.  Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining NAV and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws; stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders’ meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees.  The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

The Advisory Agreement with the Adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees of the Fund who are not interested persons of the Adviser or of the Fund, such vote being cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Board of the Fund or by vote of a majority of the outstanding shares of the Fund. The Fund’s Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by (i) the Board and (ii) the vote of a majority of the Fund’s Trustees who are not interested persons of the Fund or Eaton Vance.  Each agreement may be terminated at any time without penalty on sixty (60) days’ prior written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund.  Each agreement will terminate automatically in the event of its assignment.  Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or to any shareholder of the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

Pursuant to the Advisory Agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 1.00% of the average weekly gross assets of the Fund.  Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.

Eaton Vance is a business trust organized under the laws of the Commonwealth of Massachusetts. EV serves as trustee of Eaton Vance. Eaton Vance and EV are wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Dorothy E. Puhy, Duncan W. Richardson, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Faust and Richardson, Jeffrey P. Beale, Cynthia J. Clemson, Maureen A. Gemma, Brian D. Langstraat, Michael R. Mach, Frederick S. Marius, Thomas M. Metzold, Scott H. Page, Walter P. Row, III, G. West Saltonstall, Judith A. Saryan, David M. Stein, Payson F. Swaffield, Mark Venezia, Michael W. Weilheimer, Robert J. Whelan and Matthew J. Witkos (all of whom are officers of Eaton Vance, with the exception of Messrs. Stein and Langstraat). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of and Eaton Vance and its affiliates who are also officers, or officers and Directors of EVC and EV. As indicated under “Trustees and Officers,” all of the officers of the Fund hold positions in the Eaton Vance organization.

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EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including the custodian of the Fund, State Street Bank and Trust Company (“State Street”).  It is Eaton Vance’s opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund, and such banks.

Portfolio Managers.  Walter A. Row and Michael A. Allison are the Fund’s portfolio managers. Mr. Row and Mr. Allison are the portfolio managers responsible for the day-to-day management of Eaton Vance’s responsibilities with respect to the Fund’s investment portfolio. The following tables show, December 31, 2009, the number of accounts Mr. Row and Mr. Allison managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

Walter A. Row	Number of accounts	Total assets of Accounts*	Number of accounts paying a performance fee	Total assets of accounts paying a performance fee

Registered Investment Companies		$11,159.4	0	$0
Other Pooled Investment Vehicles		$0	0	$0
Other Accounts		$0	0	$0

Michael A. Allison	Number of accounts	Total assets of Accounts*	Number of accounts paying a performance fee	Total assets of accounts paying a performance fee

Registered Investment Companies	8	$17,855.9	0	$0
Other Pooled Investment Vehicles	16	$13,820.7	0	$0
Other Accounts	1	$0.4	0	$0

______
* In millions of dollars                                                      Dollar Range of Equity Securities Owned in the Fund
Walter A. Row                                                                                   $100,001-$500,000
Michael A. Allison                                                                                    $50,001-$100,000

It is possible that conflicts of interest may arise in connection with the portfolio managers’ management of the Fund’s investments on the one hand and the investments of other accounts for which the Fund manager is responsible for on the other.  For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises.  In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund.  In some cases, another account managed by the portfolio manager may compensate the investment adviser based on the performance of the securities held by that account.  The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.  Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

Compensation Structure of Eaton Vance.  Compensation of the Adviser’s portfolio managers and other investment professionals has three primary components:  (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock.  The Adviser’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to the Adviser’s employees.  Compensation of the Adviser’s investment professionals is reviewed primarily on an annual basis.  Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation.  The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks.  In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance.  Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio.

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Performance is normally based on periods ending on the September 30th preceding fiscal year end.  Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc.  When a fund’s peer group as determined by Lipper or Morningstar is deemed by the investment adviser’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group.  In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods.  For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes.  For other funds, performance is evaluated on a pre-tax basis.  For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective.  For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts.  Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry.  The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals.  Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company.  The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income.  While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein.  For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Code of Ethics
The Adviser and the Fund have adopted a Code of Ethics governing personal securities transactions.  Under the Code of Ethics, Eaton Vance employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

The Code of Ethics can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http:/www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Investment Advisory Services

Under the general supervision of the Fund’s Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations.  Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund.  Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

Administrative Services

Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund’s Board of Trustees.  Eaton Vance will furnish to the Fund  all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund.  Eaton Vance’s administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund’s custodian and transfer agent, providing assistance in connection with the Trustees and shareholders’ meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund’s business.

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[Determination of net asset value

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund’s net asset value per share is determined by State Street Bank and Trust Company, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities, by the number of shares outstanding.

The Trustees of the Fund have established the following procedures for fair valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or United States securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (unless an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ Global or Global Select Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Exchange-traded options are valued at the mean of the bid and asked price as reported by the Options Price Reporting Authority. Flexible exchange options traded at the Chicago Board Options Exchange and cleared by the Options Clearing Corporation (“OCC”) will be valued by the OCC. A pricing service considers various factors relating to securities and market transactions to determine value. In certain situations, the Adviser may use the fair value of a security if market prices are unavailable or deemed unreliable. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. The Adviser expects to use fair value pricing for debt securities under limited circumstances, such as when an obligation is not priced by a pricing service. Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

The Adviser and the valuation committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund’s net asset value per share. The Fund’s net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. In determining the fair value of a debt security, the Adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower’s debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund’s rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower’s business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security, including price quotations for and trading in the debt security and interests in similar debt securities and the market environment and investor attitudes towards the debt security and interests in similar debt securities; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the debt security; and (vi) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Adviser’s valuation committee and the Fund’s Trustees.

Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at prices obtained from a broker (typically the counterparty to the options) on the valuation day. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund’s Trustees considering relevant factors, data and information, including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees. ]

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Portfolio trading

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Eaton Vance, the Fund’s Adviser (the “Adviser”). The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions of the Fund and of all other accounts managed by it for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at a reasonably competitive spread or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors including without limitation the full range and quality of the executing firm’s services including the value of the brokerage and research services provided, the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser’s clients in part for providing brokerage and research services to the Adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the “Research Services” referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities (“Research Services”) from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer (“Third Party Research Services”). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an Adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the Adviser. The Adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the Adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the Adviser. For example, the Adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services. The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the Adviser is referred to herein as the “Third Party Research Services Payment Ratio.”

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Consistent with the foregoing practices, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund’s transactions and from third parties with which these broker-dealers have arrangements. The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities.

 Research Services received by the Advisers may include, but are not limited to, such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, certain proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, certain financial, industry and trade publications, certain news and information services, certain pricing and quotation equipment and services, and research oriented computer software, databases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client’s account or of a few clients’ accounts, or may be useful for the management of merely a segment of certain clients’ accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

Some broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”).  As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each.  In such circumstances, the cost or other value of the Proprietary Research Services cannot be determined.  The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the Adviser.

 In the event that the Adviser executes Fund securities transactions with a broker-dealer and the associated commission is consideration for Third Party Research Services (as described above), the Adviser has agreed to reduce the advisory fee payable by the Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services (“Proprietary Research Services”). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the independent cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the Adviser.

The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Directors or Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser. Such companies may also pay cash for such information.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including “hot” issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in “odd-lot” or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

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Taxes [to be updated]

The following discussion of federal income tax matters is based on the advice of K&L Gates LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company (a “RIC”) under the Code.

Qualification as a RIC requires, among other things, that the Fund: (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for United States federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, United States government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than United States government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally will not be subject to United States federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of its investment company taxable income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no United States federal income tax. Under current law, provided that the Fund qualifies as a RIC for United States federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC or fails to satisfy the 90% distribution requirement for any taxable year, the Fund’s taxable income will be subject to United States federal corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For United States federal income tax purposes, distributions paid out of the Fund’s current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Under current law, certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from domestic corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund’s dividend distributions will qualify for the favorable treatment described above.

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Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Dividends of investment company taxable income designated by the Fund and received by corporate shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) to the extent the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder’s adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (5% for individuals in the 10% or 15% tax brackets) but only for taxable years beginning on or before December 31, 2010. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under “wash sale” rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the common shares. Any disallowed loss will result in an adjustment to the shareholder’s tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund’s shares are generally subject to United States federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to Shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non-

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deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

For the Fund’s index call options that qualify as “section 1256 contracts,” Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to “mark-to-market” (i.e., treat as sold for fair market value) each “section 1256 contract” which it holds at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a “section 1256 contract” held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark-to-market” rules. In addition to most index call options, “section 1256 contracts” include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

The Fund’s index call options that do not qualify as “section 1256 contracts” generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is generally short-term capital gain or loss. If a call option written by the Fund that is not a “section 1256 contract” is cash settled, any resulting gain or loss will be short-term capital gain or loss.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose because the Fund’s portfolio of common stocks will be sufficiently dissimilar from the components of the indices on which it has outstanding options positions under applicable guidance established by the Internal Revenue Service (the “Service”). Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are “section 1256 contracts.” Alternatively, the Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “marking to market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the “section 1256 contract” positions, or all short-term capital gain or loss if attributable to the non-“section 1256 contract” positions.

The Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital

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gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of “substantially identical property” held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding United States federal excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

Further, certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (viii) adversely alter the characterization of certain complex financial transactions, and (ix) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and United States possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to United States federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Dividends paid by PFICs will not be treated as qualified dividend income.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax — even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

22

The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rate between the acquisition and disposition dates, are also treated as ordinary income or loss.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the Service as well as shareholders with respect to whom the Fund has received certain information from the Service or a broker may be subject to “backup” withholding of federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28% for amounts paid during 2007. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s United States federal income tax liability, if any, provided that the required information is furnished to the Service.

The foregoing briefly summarizes some of the important federal income tax consequences to common shareholders of investing in common shares, reflects the United States federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a United States person and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Service retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

State and local taxes
Shareholders should consult their own tax advisers as the federal, state or local tax consequences of investing in the Fund.

Other information

The Fund is an organization of the type commonly known as a “Massachusetts business trust.”  Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust, together with the Fund’s by-laws also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations.  The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.  Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund’s custodian or by votes cast at a meeting called for that purpose.  The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the

23

shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding shares.

Independent registered public accounting firm

The Fund’s prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC.  The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

[     ],  are  the  independent accountants for the Fund, providing audit services, tax return preparation, and assistance and consultation  with respect to the preparation of filings with the SEC.

24

APPENDIX A

Eaton Vance Funds
Proxy Voting Policy and Procedures

I.  OVERVIEW

The Boards of Trustees (the “Boards”) of the Eaton Vance Funds (the “Funds”) recognize that it is their fiduciary responsibility to actively monitor the Funds’ operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds’ investment strategies and the overall management of the Funds’ investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds’ portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds’ shareholders to adopt these written proxy voting policy and procedures (the “Policy”). For purposes of this Policy the term “Fund” shall include a Fund’s underlying portfolio in the case of a master-feeder arrangement and the term “Adviser” shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section V below. In addition, the Boards will annually review and approve the Advisers’ proxy voting policies and procedures.

III.  DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the “Commission”) recently enacted certain new reporting requirements for registered investment companies. The Commission’s new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), to file Form N-PX no later than August 31st of each year beginning in 2004. Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund’s portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.
The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the “Administrator”), for each Fund that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV.  CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a material conflict of interest arises between a Fund’s shareholders and the Fund’s Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund and the Proxy Administrator intends to vote the proxy in a manner inconsistent with the guidelines approved by the Board, the Adviser, to the extent it is aware or reasonably should have been aware of the material conflict, will refrain from voting any proxies related to companies giving rise to such material conflict until it notifies and consults with the appropriate Board(s), or a committee or sub-committee of such Board, concerning the material conflict.

25

Once the Adviser notifies the relevant Board(s), committee or sub-committee of the Board, of the material conflict, the Board(s), committee or sub-committee, shall convene a meeting to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Board, committee or sub-committee and make reasonably available appropriate personnel to discuss the matter upon request. The Board, committee or sub-committee will instruct the Adviser on the appropriate course of action. If the Board, committee or sub-committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the material conflict to the Board, committee or sub-committee at its next meeting. Any determination regarding the voting of proxies of each Fund that is made by the committee or sub-committee shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.

V.  REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards’ review upon the Boards’ request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.
Each Adviser shall annually report any material changes to such Adviser’s proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser’s proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser’s proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds’ disclosure relating to such policies and procedures.

Eaton Vance Management
Boston Management and Research
Proxy voting policies and procedures

I.  INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an “Adviser” and collectively the “Advisers”) have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers’ authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policy and Procedures. These proxy policies and procedures reflect the U.S. Securities and Exchange Commission (“SEC”) requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

II.  OVERVIEW

Each Adviser manages its clients’ assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients’ rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies’ economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company’s stock option plans for directors, officers or employees). Each Adviser is adopting the formal written Guidelines described in detail below and will utilize such Guidelines in voting proxies on behalf of its clients. These Guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders and to align the interests of management with those of shareholders.

Each Adviser will vote any proxies received by a client for which it has sole investment discretion through a third-party proxy voting service (“Agent”) in accordance with customized policies, as approved by the Boards of Trustees of the Eaton Vance Funds and, with respect to proxies referred back to the Adviser by the Agent pursuant to the Guidelines, in a manner that is reasonably designed to eliminate any potential conflicts of interest, as described more fully below. The Agent is currently Institutional Shareholder Services Inc. Proxies will be voted in accordance with client-specific guidelines and an Eaton Vance Fund’s sub-adviser’s proxy voting policies and procedures, if applicable.

26

No set of Guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to oversee the Agent and coordinate the voting of proxies referred back to the Adviser by the Agent) may seek insight from the Proxy Group established by the Advisers. The Proxy Group will assist in the review of the Agent’s recommendation when a proxy voting issue is referred to the Proxy Group through the Proxy Administrator. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may change at the Advisers’ discretion.

III.  ROLES AND RESPONSIBILITIES

A.  Proxy Administrator

The Proxy Administrator will assist in the coordination of the voting of each client’s proxy in accordance with the Guidelines below and the Funds’ Proxy Voting Policy and Procedures. The Proxy Administrator is authorized to direct the Agent to vote a proxy in accordance with the Guidelines. Responsibilities assigned herein to the Proxy Administrator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

B.  Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of proxies. The Agent is currently Institutional Shareholder Services Inc. The Agent is responsible for coordinating with the clients’ custodians and the Advisers to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. The Agent is required to vote and/or refer all proxies in accordance with the Guidelines below. The Agent shall retain a record of all proxy votes handled by the Agent. Such record must reflect all of the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act of 1940, as amended. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to an Adviser upon request.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein. Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.  Proxy Group

The Adviser shall establish a Proxy Group which shall assist in the review of the Agent’s recommendations when a proxy voting issue has been referred to the Proxy Administrator by the Agent. The members of the Proxy Group, which may include employees of the Advisers’ affiliates, may be amended from time to time at the Advisers’ discretion.

For each proposal referred to the Proxy Group, the Proxy Group will review the (i) Guidelines, (ii) recommendations of the Agent, and (iii) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of the recommendation.

If the Proxy Group recommends a vote in accordance with the Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Administrator to so advise the Agent.

If the Proxy Group recommends a vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, or if the proxy statement relates to a conflicted company of the Agent, as determined by the Advisers, it shall follow the procedures for such voting outlined below.

The Proxy Administrator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration. In the event the Proxy Group cannot meet in a timely manner in connection with a voting deadline, the Proxy Administrator shall follow the procedures for such voting outlined below.

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IV.  PROXY VOTING GUIDELINES (“Guidelines”)

A.  General Policies

It shall generally be the policy of the Advisers to take no action on a proxy for which no client holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases except those highlighted below, it shall generally be the policy of the Advisers to vote in accordance with the recommendation by the Agent, Institutional Shareholder Services Inc.

When a fund client participates in the lending of its securities and the securities are on loan at the record date, proxies related to such securities generally will not be forwarded to the relevant Adviser by the fund’s custodian and therefore will not be voted. In the event that the Adviser determines that the matters involved would have a material effect on the applicable fund’s investment in the loaned securities, the fund will exercise its best efforts to terminate the loan in time to be able to cast such vote or exercise such consent.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject. The Guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these Guidelines when voting proxies on behalf of its clients. The Guidelines may be revised at any time, provided such revisions are reported to the Boards of Trustees of the Eaton Vance Funds.

B.  Proposals Regarding Mergers and Corporate Restructurings

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to Mergers and Corporate Restructurings.

C.  Proposals Regarding Mutual Fund Proxies—Disposition of Assets/Termination/Liquidation and Mergers

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Administrator for all proposals relating to the Disposition of Assets/ Termination/Liquidation and Mergers contained in mutual fund proxies.

D.  Corporate Structure Matters/Anti-Takeover Defenses

As a general matter, the Advisers will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions (except in the case of closed-end management investment companies).

E.  Social and Environmental Issues

The Advisers generally support management on social and environmental proposals.

F.  Voting Procedures

Upon receipt of a referral from the Agent or upon advice from an Eaton Vance investment professional, the Proxy Administrator may solicit additional research from the Agent, as well as from any other source or service.

1. WITHIN-GUIDELINES VOTES: Votes in Accordance with the Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Administrator recommends a vote within the Guidelines and/or, where applicable, in accordance with the Agent’s recommendation, the Proxy Administrator will instruct the Agent to vote in this manner.

2. NON-VOTES: Votes in Which No Action is Taken
The Proxy Administrator may recommend that a client refrain from voting under the following circumstances: (i) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with securities no longer held in the portfolio of a client or proxies being considered on behalf of a client that is no longer in existence; or

28

(ii) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security. In such instances, the Proxy Administrator may instruct the Agent not to vote such proxy.

Reasonable efforts shall be made to secure and vote all other proxies for the clients, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a client’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for herein.

3. OUT-OF-GUIDELINES VOTES: Votes Contrary to the Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Administrator recommends that a client vote contrary to the Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, the Proxy Administrator will forward the Agent’s analysis and recommendation and any research obtained from the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent as it deems necessary. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group. The Adviser will provide a report to the Boards of Trustees of the Eaton Vance Funds reflecting any votes cast contrary to the Guidelines or Agent Recommendation, as applicable, and shall do so no less than annually.

The Proxy Administrator will maintain a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter.

V.  RECORDKEEPING

The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

•           A copy of the Advisers’ proxy voting policies and procedures;

•           Proxy statements received regarding client securities. Such proxy statements received from issuers are either in the SEC’s EDGAR database or are kept by the Agent and are available upon request;

•           A record of each vote cast;

•           A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

•           Each written client request for proxy voting records and the Advisers’ written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers or their Agent for two years after they are created.

VI.  ASSESSMENT OF AGENT AND IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS

A.  Assessment of Agent

The Advisers shall establish that the Agent (i) is independent from the Advisers, (ii) has resources that indicate it can competently provide analysis of proxy issues, and (iii) can make recommendations in an impartial manner and in the best interests of the clients and, where applicable, their beneficial owners. The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do so not less than annually as well as prior to engaging the services of any new proxy voting service. The Agent shall also notify the Advisers in writing within fifteen (15) calendar

29

days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

B.  Conflicts of Interest

As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential material conflicts of interest, each Adviser will take the following steps:

➢
Quarterly, the Eaton Vance Legal and Compliance Department will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. (“EVD”) (an affiliate of the Advisers and principal underwriter of certain Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD.

➢	A representative of the Legal and Compliance Department will compile a list of the companies identified (the “Conflicted Companies”) and provide that list to the Proxy Administrator.

➢
The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she has been referred a proxy statement (the “Proxy Companies”). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Proxy Group.

➢
If the Proxy Administrator expects to instruct the Agent to vote the proxy of the Conflicted Company strictly according to the Guidelines contained in these Proxy Voting Policies and Procedures (the “Policies”) or the recommendation of the Agent, as applicable, he or she will (i) inform the Proxy Group of that fact, (ii) instruct the Agent to vote the proxies and (iii) record the existence of the material conflict and the resolution of the matter.

➢
If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines contained herein or, the recommendation of the Agent, as applicable, the Proxy Group, in consultation with Eaton Vance senior management, will then determine if a material conflict of interest exists between the relevant Adviser and its clients. If the Proxy Group, in consultation with Eaton Vance senior management, determines that a material conflict exists, prior to instructing the Agent to vote any proxies relating to these Conflicted Companies the Adviser will seek instruction on how the proxy should be voted from:

➢	The client, in the case of an individual or corporate client;

➢	In the case of a Fund its board of directors, or any committee or sub-committee identified by the board; or

➢	The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, Fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally instruct the Agent, through the Proxy Administrator, to abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients’ proxies would have a material adverse economic impact on the Advisers’ clients’ securities holdings in the Conflicted Company, the Adviser may instruct the Agent, through the Proxy Administrator, to vote such proxies in order to protect its clients’ interests. In either case, the Proxy Administrator will record the existence of the material conflict and the resolution of the matter.

The Advisers shall also identify and address conflicts that may arise from time to time concerning the Agent. Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations. Such information shall include, but is not limited to, a monthly report from the Agent detailing the Agent’s Corporate Securities Division clients and related revenue data. The Advisers shall review such information on a monthly basis. The Proxy Administrator shall instruct the Agent to refer any proxies for which a material conflict of the Agent is deemed to be present to the Proxy Administrator. Any such proxy referred by the Agent shall be referred to the Proxy Group for consideration accompanied by the Agent’s written analysis and voting recommendation. The Proxy Administrator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

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Eaton Vance Risk-Managed Diversified Equity Income Fund

Statement of Additional Information
[          ], 2010
_______________

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
P.O. Box 922, Wall Street Station
New York, NY 10269-0560

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PART C

OTHER INFORMATION

ITEM 25.                      FINANCIAL STATEMENTS AND EXHIBITS

(1)           FINANCIAL STATEMENTS:

Included in Part A:
Not applicable.

Included in Part B:

Registrant’s Certified Shareholder Report on Form N-CSR filed February 26, 2010 (Accession No. 0000950123-10-017288) and incorporated herein by reference.

____________________________

(2)	EXHIBITS:

(a)	(1)
Agreement and Declaration of Trust dated April 4, 2007 is incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-2 (File Nos. 333-141981 and 811-22044) as to the Registrant’s common shares of beneficial interest (“Common Shares”) filed with the Securities and Exchange Commission on April 9, 2007 (Accession No. 0000898432-07-000310) (“Initial Common Shares Registration Statement”).

(2)
Amendment to Declaration of Trust dated April 9, 2007 is incorporated  herein by reference to the Pre-Effective Amendment No. 1 to the  Registrant's Initial Common Shares Registration Statement as filed with  the Commission on June 22, 2007 (Accession No. 0000950135-07- 003798) ("Pre-Effective Amendment No. 1").

	(3)	Amendment to Declaration of Trust dated August 11, 2008 filed herewith.

(b)	(1)	By-Laws are incorporated herein by reference to the Registrant’s Initial Common Shares Registration Statement.

	(2)	Amendment to By-Laws dated April 9, 2007 is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

	(3)	Amendment to By-Laws dated August 11, 2008 to be filed by amendment.

(c)	Not applicable.

(d)	Form of Specimen Certificate for Common Shares of Beneficial Interest is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

(e)	Dividend Reinvestment Plan is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

(f)	Not applicable.

(g)	(1)	Investment Advisory Agreement dated June 4, 2007 is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

	(2)	Sub-Advisory Agreement with Rampart Investment Management Company, Inc. dated June 4, 2007 is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

(h)	(1)
Form of Underwriting Agreement is incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Registrant's Initial Common Shares Registration Statement as filed with the Commission on July 20, 2007 (Accession No. 0000950135-07-004376) ("Pre-Effective Amendment No. 2").

	(2)	Master Agreement Among Underwriters is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

	(3)	Master Selected Dealers Agreement is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

	(4)	Form of Underwriting Agreement with respect to the Rule 415 shelf offering to be filed by Amendment.

(i)
The Securities and Exchange Commission has granted the Registrant an  exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital  Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

(j)	(1)	Master Custodian Agreement with Investors Bank & Trust Company dated June 4, 2007 is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

	(2)
Extension Agreement dated August 31, 2005 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit (j)(2)  to the Pre-Effective Amendment No. 2 of Eaton Vance Tax-Managed  Global  Buy-Write Opportunities Fund (File Nos. 333-123961, 811-21745) filed with the Commission on September 26, 2005 (Accession No. 0000950135-05-005528) and incorporated herein by reference.

	(3)
Delegation Agreement dated December 11, 2000, with Investors Bank &  Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate  Reserves N-2, Amendment No. 5 (File Nos. 333-32267, 811-05808) filed  April 3, 2001 (Accession No. 0000940394-01-500126) and incorporated  herein by reference.

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(k)	(1)	Transfer Agency and Services Agreement dated June 4, 2007 is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

	(2)	Amendment to Transfer Agency and Services Agreement dated April 21, 2008 to be filed by amendment.

	(3)	Administration Agreement dated June 4, 2007 is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

	(4)	Organizational and Expense Reimbursement Agreement dated June 4, 2007 is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

	(5)	Form of Structuring Fee Agreement with Citigroup Global Markets Inc. is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 2.

	(6)	Form of Structuring Fee Agreement with UBS Securities LLC is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 2.

	(7)	Form of Structuring Fee Agreement with Wachovia Capital Markets, LLC is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 2.

	(8)	Form of Structuring Fee Agreement with A.G. Edwards & Sons, Inc. is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 2.

	(9)	Form of Additional Compensation Agreement with Merrill Lynch, Pierce, Fenner & Smith is incorporated herein by reference to the Registrant's Pre- Effective Amendment No. 2.

	(10)	Form of Additional Compensation Agreement with certain qualifying underwriters is incorporated herein by reference to the Registrant's Pre- Effective Amendment No. 2.

(l)	Opinion and Consent of K&L Gates LLP to be filed by amendment.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm to be filed by amendment.

(o)	Not applicable.

(p)	Letter Agreement with Eaton Vance Management dated June 6, 2007 is incorporated herein by reference to the Registrant's Pre-Effective Amendment No. 1.

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(q)	Not applicable.

(r)	(1)
Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management, Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised May 15, 2010 filed as Exhibit (r)(1) Pre-Effective Amendment No. 2 to Eaton Vance Tax-Advantaged Bond and Option Strategies Fund’s Registration Statement on Form N-2 (File Nos. 333-164369, 811-22380) filed May 24, 2010 (Accession No. 0000193125-10-126745) and incorporated herein by reference.

(s)	Powers of Attorney filed herewith.

ITEM 26.                      MARKETING ARRANGEMENTS

See Form of Underwriting Agreement with respect to theRule 415 shelf offering to be filed by Amendment.

ITEM 27.                      OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	$_________________
FINRA Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses
===============
Total	$_________________

ITEM 28.                      PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

None.

ITEM 29.                      NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of [ ], of each class of securities of the Registrant:

Title of Class	Number of Record Holders

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Common Shares of Beneficial interest, par value $0.01 per share	[ ]

ITEM 30.                      INDEMNIFICATION

The Registrant's By-Laws filed in the Registrant’s Initial Common Shares Registration Statement contain, and the Form of Underwriting Agreement to be filed by amendment is expected to contain, provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.                      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Reference is made to: (i) the information set forth under the caption Investment advisory and other services” in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32.                      LOCATION OF ACCOUNTS AND RECORDS

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, State Street Bank and Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, The Eaton Vance Building, Two International Place, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

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ITEM 33.                      MANAGEMENT SERVICES

Not applicable.

ITEM 34.                      UNDERTAKINGS

1.
The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	The Registrant undertakes to

	(a)	file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)
to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

(3)
to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)
that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

	(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)
that, for the purpose of determining liability under the Securities Act to any purchaser, if the Registrant is subject to Rule 430C: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of a registration statement relating to an offering, other than prospectus filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or

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deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)
that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities: The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

		(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;

(2)
the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

		(3)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	The Registrant undertakes that:

(a)
for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

(b)
for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

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NOTICE

A copy of the Agreement and Declaration of Trust of Eaton Vance Risk-Managed Diversified Equity Income Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 30th day of July 2010.

EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Duncan W. Richardson Duncan W. Richardson	President and Chief Executive Officer	July 30, 2010
/s/Barbara E. Campbell* Barbara E. Campbell	Treasurer (and Principal Financial and Accounting Officer)	July 30, 2010
/s/Thomas E. Faust Jr.* Thomas E. Faust Jr.	Trustee	July 30, 2010
/s/Benjamin C. Esty* Benjamin C. Esty	Trustee	July 30, 2010
/s/Allen R. Freedman* Allen R. Freedman	Trustee	July 30, 2010
/s/William H. Park* William H. Park	Trustee	July 30, 2010
/s/Ronald A. Pearlman* Ronald A. Pearlman	Trustee	July 30, 2010
/s/Helen Frame Peters* Helen Frame Peters	Trustee	July 30, 2010
/s/Heidi L. Steiger* Heidi L. Steiger	Trustee	July 30, 2010
/s/Lynn A. Stout* Lynn A. Stout	Trustee	July 30, 2010
/s/Ralph F. Verni* Ralph F. Verni	Trustee	July 30, 2010
*By: /s/ Maureen A. Gemma Maureen A. Gemma (As Attorney-in-Fact)

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INDEX TO EXHIBITS

a(3)	Amendment to Agreement and Declaration of Trust

(s)	Powers of Attorney

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